Exhibit 10.27

MCI SERVICE AGREEMENT

Danger Inc.		Danger Inc.
3101 Park Blvd.
		/s/ Hank Nothhaft	10/08/04
Palo Alto, CA 94306		Hank Nothhaft, Chief Executive Officer	Acceptance Date

MCI — Office Use Only		MCI WORLDCOM Communications, Inc.
Corp. ID:	Segment: NA
Contract: 452120-03	Billing Code: 01/4A/4M	/s/ Nancy B. Gofus	10/14/04
Sales Rep: Matthew Bryant (408) 533-4017		Nancy B. Gofus,	Acceptance Date
Senior Vice President Product Management

This Agreement, together with Attachments and Schedules (“Agreement”), is made by and between MCI WORLDCOM Communications, Inc (“MCI”) on behalf of Itself and Its affiliates and successors and Danger Inc. (“Customer”). This Agreement is binding upon execution by Customer and service and account activation by MCI. The rates, discounts, charges and credits set forth herein shall be effective the first day of the first full billing cycle following the acceptance and execution of this Agreement by MCI (“Effective Date”). Acceptance of this Agreement by MCI is subject to Customer meeting MCI’s standard credit requirements, which may be based on commercially available credit reviews to which Customer hereby consents

MILESTONE CREDIT. No later than the end of the [ * ] month of the Term (post-ramp period), Customer’s MCI account representative will calculate a credit that will compensate Customer for [ * ] prior to Customer’s [ * ] by Customer (“Milestone Credit”). By way of example Customer’s [ * ]. Customer’s MCI account representative will credit Customer, [ * ]. [ * ] shall consist of Customer’s [ * ], which shall mean Customer’s [ * ]. Under no circumstances will MCI’s total Milestone Credit exceed $[ * ], nor shall any Milestone Credit apply if any delays in Customer’s [ * ] are caused by Customer. In addition, no credits shall accrue during delays in Customer’s [ * ] where the delay was caused by Customer. Any credit under this Section will be a [ * ] provided to Customer pursuant to an amendment to this Agreement.

ACCEPTANCE DEADLINE. This document shall be of no force and effect and the offer contained in it shall be withdrawn, unless this Agreement is executed by the Customer and delivered to MCI on or before November 08 2004

TERMS AND CONDITIONS

1.	SERVICES. MCI will provide to Customer the following International Interstate intrastate and local communications services: Option 1 Access (Network), Option 4 Access (Network), Option 4 Data Center Services—Premium Option 4 Data Center Services- Premium IP Bandwidth, Option 1 Private Line—Domestic MC and Option 1 Private Line—Metro (“Services”) and those identified in the Services Attachments to this Agreement which are incorporated by reference

2.	TARIFF AND GUIDE. MCI’s provision of Services to Customer will be governed by MCI’s International, Interstate and state tariffs (Tariff(s)”) and MCI’s “Service Publication and Price Guide” (“Guide”), each as supplemented by this Agreement This Agreement Incorporates by reference the terms of each such Tariff and Guide. The Guide is available to Customer on MCI’s Internet website (vmw.mci.com) (“Website”) and at MCI’s offices during regular business hours at 22001 Loudoun County Parkway, Ashburn, VA 20147. MCI may modify the Guide from time to time, and any modification will be binding upon Customer. Except for new services. service features, service options, or service promotions, which will become effective Immediately upon their posting in the Guide on the Website, any modification made to the Guide will become effective beginning as the first day of the next calendar month following Its posting on the Website or, thereafter, on the first day of the next service billing cycle whenever adjustments are made to rates or charges, provided that no modification shall become effective and binding on Customers until it has been posted in the Guide for at least fifteen (15) calendar days. The contractual relationship between MCI and Customer shall be governed by the following order of precedence: (i) the Tariffs to the extent applicable, (ii) the provisions of this Agreement, (with services-specific terms having precedence over general terms), and (iii) the Guide. Capitalization terms defined in this Agreement (including attachments incorporated by reference) have the meaning given them in this Agreement

3.	CHANGES TO THE GUIDE. If MCI makes any changes to the Guide (other than changes to Governmental Charges referenced below) which affect Customer in a material and adverse manner, Customer, as its sole remedy, may discontinue the affected Service without liability by providing MCI with written notice of discontinuance within sixty (60) days of the date such change is posted on the Website. Customer shall pay all charges incurred up to the time of Service discontinuance. MCI may avoid Service discontinuance if within sixty (60) days of receipt of Customer’s written notice, it amends this Agreement to eliminate the applicability of the material and adverse change. If a Service is discontinued hereunder, Customer’s AVC (as defined below), will be reduced, as appropriate, to accommodate the discontinuance. A “material and adverse change” shall not include nor be interpreted to include, (1) the introduction of a new service or any new service feature associated with an existing service, including all terms, conditions and prices relating thereto or (ii) the imposition of or changes to Governmental Charges

4.	TERM, The “Initial Term” shall begin on the expiration of the Ramp Period and end upon the completion of forty-eight (48) months. The “Ramp Period” shall begin on the Effective Date and continue for a period of two (2) months following the Effective Date. Commencing with the Effective Date and at all times during the Ramp Period thereafter, Customer will receive the rates, discounts, charges and credits set forth herein and will not be subject to the AVC. The Agreement will be automatically extended for periods of twelve (12) months each (“Annual Extended Term”) upon the expiration of the Initial Term, unless either party has delivered written notice of its intent to terminate the Agreement at least sixty (60) days prior to the end of the Initial Term. Either party may terminate this Agreement during an Extended Term upon sixty (60) days prior written notice. Notwithstanding the foregoing, with thirty (30) days written notice prior to the beginning of the next Annual Extended Term or prior to any termination of this Agreement

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange

Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(other than a termination pursuant to the “Termination for Cause” Section due to Customer’s breach), Customer may automatically extend the Agreement on a month to month basis for a maximum of (6) months (“Monthly Extended Term”). During each Monthly Extended Term, Customer will receive the rates, discounts charges and credits set forth herein and will not be subject to the AVC. Customer’s right to extend the Agreement hereunder maybe referred to herein as the “Transition Right.” Term shall mean the Initial Term Annual Extended Term and Monthly Extended Term

5.	MINIMUM ANNUAL VOLUME COMMITMENT (“AVC”). Customer agrees to pay MCI no less than [ * ] dollars ($[ * ]) in Total Service Charges (as hereinafter defined) during each Contract Year. A “Contract Year” shall mean each consecutive twelve-month period of the Initial Term commencing on the expiration of the Ramp Period. During each Annual Extended Term, Customers Total Service Charges must equal or exceed the AVC. “Total Service Charges” shall mean all charges, after application of all discounts and credits, incurred by Customer for Services provided under this Agreement, specifically excluding: (i) taxes, tax-like charges and tax-related surcharges: (ii) charges for equipment (unless otherwise expressly stated herein): (iii) charges incurred for goods or services where MCI or MCI affiliate acts as agent (or Customer in its acquisition of goods or services; (iv) non-recurring charges; (v) “Governmental Charges” as defined below’ (vi) international pass-through access charges (i.e., Type 3/PTT) and charges for international access provided by MCI (i.e. Type 1); and (vii) other charges expressly excluded by this Agreement

6.	UNDERUTILIZATION CHARGES. If, in any Contract Year during the Initial Term, Customer’s Total Service Charges do not meet or exceed the AVC, then Customer shall pay: (a) all accrued but unpaid usage and other charges incurred under this Agreement; and (b) an “Underutilization Charge” in an amount equal to [ * ] the difference between the AVC and Customer’s Total Service Charges during such Contract Year. If in any Annual Extended Term, Customer’s Total Service charges do not meet or exceed the AVC then Customer shall pay: (a) all accrued but unpaid usage and other charges turned under this Agreement, and (b) an “Underutilization Charge” equal to the difference between the AVC and Customer’s Total Service Charges during such period.

7.	EARLY TERMINATION CHARGES. If: (a) Customer terminates this Agreement during the Initial Term for reasons other than Cause; or (b) MCI terminates this Agreement for Cause pursuant to the Sections entitled “Termination for Cause” or “Termination by MCI” then Customer will pay, within thirty (30) days after such termination: (i) [ * ], plus (ii) an amount equal to [ * ] plus (iii) a [ * ]

8.	RATES AND CHARGES. Customer agrees to pay the rates and charges specified in this Agreement (including rates and charges incorporated by reference). In the event (i) Customer receives any services that are not the subject of rates, charges and discounts expressly specified in this Agreement, or (ii) Customer purchases any services after the expiration of the Term, Customer shall pay MCI’s standard rates as set forth in the Guide (or Tariffs, if applicable) for those services. As used in this Agreement in connection with rates and charges, “standard” refers to rates and charges for MCI Business Services I (“MBSI”) where applicable. Except where explicitly stated otherwise for a particular service, all rates and charges are subject to change and all discount percentages set forth in this Agreement are fixed for the term of the Agreement. Except where explicitly stated otherwise, Customer will not be eligible to receive any other additional discounts, promotions and/or credits (Tariffed or otherwise). Except where explicitly stated otherwise, the rates end charges set forth in this Agreement do not include (without limitation) charges for all possible non-recurring charges, access service, local exchange service access/egress (or related) charges imposed by a third party other than MCI or an MCI affiliate, Internet service on-site installation, applicable sales, use, excise, utility, and gross receipts taxes and other similar tax-like surcharges, governmental charges, network application fees customer premises equipment or extended wiring to or at Customer premises

9.	GOVERNMENTAL CHARGES MCI may adjust its rates and charges or impose additional rates and charges in order to recover amounts it is required or permitted by governmental or quasi-governmental authorities to collect from or pay to others in support of statutory or regulatory programs (“Governmental Charges”) Examples of such Governmental Charges include but are not limited to, Universal Service funding, and compensation payable to payphone service providers for use of their payphones to access MCI’s service

10.	TAXES. All Tax-related provisions of the Guide are specifically incorporated by reference herein. In accordance with the Guide, all charges are exclusive of applicable Taxes (as the term is defined in the Guide), which Customer shall pay. However, if applicable, MCI will exempt Customer in accordance with law, effective on the date MCI receives a valid exemption certificate for Customer. If Customer is required by the laws of any foreign tax jurisdiction to withhold income or profit taxes from a payment, Customer will, within ninety (90) days of the date of the withholding, provide MCI with official tax certificates documenting remittance of the taxes to the relevant tax authorities The tax certificates must be in a form sufficient to document qualification of the income or profit tax for the foreign tax credit allowable against MCI’s U S. corporation income tax and accompanied by an English translation. Upon receipt of the tax certificate MCI will issue Customer s billing credit for the amounts represented thereby

11.	PAYMENT Customer agrees to pay MCI for all undisputed Services within thirty (30) days of invoice date Payments must be made at the address designated on the invoice or other such place as MCI may designate. Undisputed amounts not paid on or before thirty (30) days from invoice date shall be considered past due and Customer agrees to pay a late payment charge equal to the lesser of: (a) one and one-half percent (1.5%) per month, compounded, or (b) the maximum amount allowed by law, as applied against the past due amounts. Customer must give MCI written notice of a dispute with respect to MCI charges or application of taxes within six (6) months of the date of an invoice, or such invoice shall be deemed to be correct and binding on Customer. Customer shall be liable for the payment of all fees and expanses, including attorney’s fees, reasonably incurred by MCI in correcting or attempting to collect any charges owed hereunder

12.	TERMINATION FOR CAUSE. Either party may terminate Agreement for Cause. As to payment of invoices “Cause” shall mean the Customer’s failure to pay any undisputed portion of an invoice within thirty (30) days after the date of the invoice. For all other matters “Cause” shall mean a breach by the other party of any material provision of this Agreement, provided that written notice of the breach has been given to the breaching party, and the breach has not been cured within thirty (30) days after delivery of such notice

13.	TERMINATION BY MCI. MCI may discontinue service and/or terminate this Agreement immediately upon notice to Customer (a) if Customer fails, after MCI’s request, to provide a bond or security deposit, as set forth below; or (b) if Customer provides false information to MCI regarding the Customer’s identity, creditworthiness, or its planned use of the Services. MCI may discontinue service upon commercially reasonable prior notice if interruption of service is necessary to prevent or protect against fraud or otherwise protect MCI’s personnel from bodily harm, facilities from property damage or services; notwithstanding the foregoing, however, MCI may discontinue service immediately without notice, if MCI determines that MCI’s personnel facilities or services are in imminent risk of harm or damage

If Customer’s financial conditions change or other conditions so warrant including but not limited to becoming insolvent or bankrupt, MCI may request, and Customer shall furnish within ten (10) days of such request, a bond or other form of security deposit to assure payment. MCI will notify Customer in writing explaining the basis for such evaluation and surety request. Any alternative or additional security shall be an amount equal to, but not to exceed, three (3) months of estimated usage, and will be based on Customer’s actual usage and estimated future usage of services Customers payment history and financial solvency

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange

Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

14.	CONFIDENTIAL INFORMATION. Commencing on the date Customer executes this Agreement and continuing for a period of three (3) years from the termination of this Agreement, each party shall protect as confidential, and shall not disclose to any third party, any Confidential Information received from the disclosing party or otherwise discovered by the receiving party during the Term of this Agreement, including, but not limited to, the pricing and terms of this Agreement, and any information relating to the disclosing party’s technology, business affairs, and marketing or sales plans (collectively the “Confidential Information”), The parties shall use Confidential Information only for the purpose of this Agreement The foregoing restrictions on use and disclosure of Confidential Information do not apply to information that: (a) is in the possession of the receiving party at the time of its disclosure and is not otherwise subject to obligations of confidentiality; (b) is or becomes publicly known, through no wrongful act or omission of the receiving party; (c) is received without restriction from a third party free to disclose it without obligation to the disclosing party; (d) is developed independently by the receiving party without reference to the Confidential Information. or (e) is required to be disclosed by law regulation or court or governmental order

15.	ACCEPTABLE USE. Use of the Service(s) and related equipment and facilities must comply with the then-current veneers of the MCI Acceptable Use Policy (paw) for the countries from 411C11 Customer uses them (see www.mic.com/terms). MCI reserves the right to suspend the affected Service or terminate this Agreement effective upon five (5) days written notice for a V010110/1 of the Policy in the event Customer violates the Policy or Customer uses the Service to transit* content that violates the Policy and Nth le cure such violation within the five (5) clays notice period, provided that Service may be suspended without prior notice (a) in response to a court or government demand or (b) if MCI determines the integrity or normal operation of the MCI Network is in imminent risk Customer will indemnity and hold harmless MCI from any losses, damages, costs or expenses resulting from any third-party claim or allegation. which if true, would constitute a violation of the Policy .Each party wet promptly notify the other of any such claim

16.	DOMAIN NAMES. Customer will indemnify MCI for cost or liability arising from Customer’s use of any domain name registered or administered on Customer’s behalf that violates the service mark, trademark or other intellectual property rights of any third party Customer irrevocably waives any claims against MCI that may arise from the acts or omissions of domain name registries, registrars or other authorities Any violation of this Section is deemed a material breach establishing Cause for termination

17.	DISCLAIMER OF WARRANTIES. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, MCI MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MCI SERVICES, RELATED PRODUCTS, EQUIPMENT, SOFTWARE OR DOCUMENTATION. MCI SPECIFICALLY DISCLAIMS ANY AND ALL. IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR TITLE OR NONINFRINGEMENT OF THIRD PARTY RIGHTS

18.	DISCLAIMER OF CERTAIN DAMAGES. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, CONSEQUENTIAL, EXEMPLARY, SPECIAL, INCIDENTAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF USE OR LOST BUSINESS. REVENUE, PROFITS, OR GOODWILL, ARISING IN CONNECTION WITH THIS AGREEMENT UNDER ANY THEORY OF TORT, CONTRACT, INDEMNITY, WARRANTY STRICT LIABILITY OR NEGLIGENCE, EVEN IF THE PARTY KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES

19.	LIMITATION OF LIABILITY. THE TOTAL LIABILITY OF MCI TO CUSTOMER IN CONNECTION WITH THIS AGREEMENT, FOR ANY AND ALL CAUSES OF ACTIONS AND CLAIMS, INCLUDING, WITHOUT LIMITATION, BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION AND OTHER TORTS, SHALL BE LIMITED TO THE LESSER OF: (A) DIRECT DAMAGES PROVEN BY CUSTOMER; OR (B) THE AMOUNT PAID BY CUSTOMER TO MCI UNDER THIS AGREEMENT FOR THE THREE (3) MONTH PERIOD PRIOR TO ACCRUAL OF THE MOST RECENT CAUSE OF ACTION. NOTHING IN THIS SECTION SHALL LIMIT MCI’S LIABILITY; (A) IN TORT FOR ITS WILLFUL OR INTENTIONAL MISCONDUCT; OR (B) FOR BODILY INJURY OR DEATH PROXIMATELY CAUSED BY MCI’S NEGLIGENCE; OR (C) LOSS OR DAMAGE TO REAL PROPERTY OR TANGIBLE PERSONAL PROPERTY PROXIMATELY CAUSED BY MCI’s NEGLIGENCE

20.	ASSIGNMENT. Either party may assign this Agreement or any of its rights hereunder to an affiliate or successor without the prior written consent of the other party provided that if Customer assigns this Agreement to an affiliate or successor, then such affiliate or successor must meet MCI’s reasonable creditworthiness standards Any attempted transfer or assignment of this Agreement by either party not in accordance with the terms of this Section shall be null and void

21.	SERVICE MARKS, TRADEMARKS AND PUBLICITY. Neither MCI nor Customer shall: (a) use any service mark or trademark of the other party; or (b) refer to the other party in connection with any advertising, promotion, press release or publication unless it obtains the other party’s prior written approval

22.	GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York without regard to its choice of law principles.

23.	NOTICE. All notices (including Customer’s notice of disconnect), requests or other communications (excluding invoices) hereunder shall be in writing and either transmitted via overnight courier, electronic mail, hand delivery or certified or registered mail, postage prepaid and return receipt requested to the parties at the following addresses. Notices will be deemed to have been given when received. Customer shall provide thirty (30) days prior written notice for the disconnection of service Notwithstanding any such termination end except in cases where Customer has the right to terminate without additional liability, Customer will remain liable for any applicable early termination charges set forth in this Agreement. For a service disconnect notice to be effective, Customer must receive a confirmation from MCI’s Customer Service organization stating that the disconnect notice was received and accepted

To MCI Operation Center	With a copy to:
MCI	MCI
3300 East Renner Road	22001 Loudoun County Parkway
Richardson, TX 75061	Ashburn, VA 20147
Attn: Customer Service	Attn: Vice President and Chief Counsel
or via email to;	BusinessTransactions
notice@mci.com	Department of Law and Public Policy

24.	ENTIRE AGREEMENT. This Agreement (and any Attachments and other documents incorporated herein by reference) constitutes the entire agreement between the parties with respect to the Services provided under this Agreement and supersedes all other representations, understandings or agreements that are not expressed herein, whether oral or written. Except as otherwise set forth herein, no amendment to this Agreement shall be valid unless signed by Customer and accepted by MCI

25.

QUALITY ASSURANCE. Notwithstanding the provisions of the Section entitled “Early Termination Charges,” Customer will be permitted to terminate during the Term, without liability or further obligation, except for charges incurred up to the date of termination, a circuit that experiences “MCI-caused” quality deficiencies that are demonstrated by Customer to affect adversely and materially Customer’s telecommunications applications (such a termination under this clause shall constitute a “Termination for Quality Assurance”). As used in this Section, “MCI-caused” means MCI acts or omissions regarding the provision of a circuit to Customer. A Termination for Quality Assurance will not be effective unless Customer has reported troubles on a circuit-specific, ANI basis to (and received a corresponding trouble ticket number from) MCI’s Support Center and a period of not less than thirty (30) days

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange

Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

after receipt of Customers written notice of termination has elapsed during which time MCI fails to correct such MCI-caused quality deficiencies far such circuit Such thirty (30) day period will commence upon MCI’s receipt of Customer’s written notice and will not recommence if the same MCI-caused quality deficiencies occur again for such circuit during said thirty (30) day period

26.	BUSINESS DIVESTITURE. In the event that Customer certifies to MCI in writing that: (a) Customer has sold or divested a subsidiary, affiliate or significant operating unit that uses Services hereunder (“Business, Divestiture”); (b) Customer is unable to satisfy the [ * ] solely as a result of such Business Divestiture: (a) Customer has not substituted services provided by other vendors in place of the Services; and (d) Customer is not able to substitute for such diminished MCI usage other telecommunications services not currently provided to Customers by MCI then Customer may request in writing that MCI and Customer attempt to negotiate a mutually agreeable amendment to this Agreement to [ * ] hereunder [ * ] of the [ * ] and provide [ * ] in the event that MCI and Customer fail to agree on such amendment within thirty (30) days of Customer’s written request, then this Agreement will remain in full force and effect and enforceable with its existing terms. This Section shall not apply during [ * ], and thereafter may only be used [ * ] during the Term. Following the establishment by MCI of a [ * ] as set forth herein, the [ * ] shall replace the [ * ] throughout this Agreement and Customer shall remain liable for charges pursuant to this Agreement, including, without limitation, Underutilization Charges and Early Termination Charges, based on the [ * ]. Notwithstanding anything herein to the contrary, in the event of the establishment of a [ * ] MCI may increase the rates provided and/or lower the discounts to Customer hereunder by sending at least thirty (30) days prior written notice thereof to Customer

27.	BUSINESS DOWNTURN. In the event that Customer certifies to MCI in writing with supporting documentation, that (i) Customer is unable to meet the [ * ], notwithstanding Customer’s best efforts to do so and (ii) such failure results solely from a business downturn beyond Customer’s control which materially and permanently reduces the size or scope of Customer’s operations and the volume of Services required by Customer hereunder, then Customer may request in writing that MCI and Customer attempt to negotiate a mutually agreeable amendment to this Agreement to [ * ] hereunder [ * ] of the [ * ] and provide [ * ]. In the event that MCI and Customer fail to agree on such amendment within thirty (30) days of Customer’s written request, then this Agreement will remain in full force and effect and enforceable with its existing terms. This Section shall not apply during [ * ], and thereafter may only be used [ * ] during the Term. Following the establishment by MCI of a [ * ] as set forth herein, the [ * ] shall replace the [ * ] throughout this Agreement and Customer shall remain liable for charges pursuant to this Agreement including without limitation. Underutilization Charges and Early Termination Charges based on the [ * ]

28.	CHRONIC SERVICE INTERRUPTIONS. If there are chronic service interruptions of a Service Element (as hereinafter defined), Customer may [ * ] A Service Element with chronic service interruptions is one on which (i) Customer has [ * ] on a [ * ] to (and received a corresponding [ * ]; and (ii) there have been [ * ] ([ * ]) or more service interruptions. A Service Element however, cannot be deemed to have chronic service interruptions if the service interruptions are caused by third parties, acts of God beyond control or MCI. local exchange carriers, systems or connections provided by third parties or by Customer; interruptions during any period where Customer has released a Service Element for scheduled maintenance, rearrangement or implementation; interruptions where Customer elects not to release a Service Element for testing and/or repair; interruptions of Customer’s equipment; amounts less than [ * ] dollar, interruptions of less than [ * ] minutes (except in the case of power failures); non-completion of calls due to network busy conditions; and interruptions due to Force Majeure Service Elements also include, for Premium Data Center Services, [ * ] Parties agree that interruptions in [ * ] of any duration will be considered an interruption for the purposes of this Section. Customer shall have the option to receive the following credits. If Customer experiences [ * ] ([ * ]) or more outages in any given [ * ] based on this [ * ] chart:

1st [ * ]: [ * ]% of MRC of affected services

2nd [ * ]: [ * ]% of MRC of affected services

3rd [ * ]: [ * ]% of MRC of affected services

4th [ * ]: [ * ]% of MRC of affected services Credits

Credits in any [ * ] are limited to [ * ]

If customer discontinues Premium Data Center Services under the terms and conditions of this section, Customer may discontinue any circuit(s) that terminates at said Data Center.

29.	SIGNIFICANT SERVER INTERRUPTIONS. If Customer experiences [ * ] ([ * ]) outages in a [ * ] period resulting in a “Significant Server Interruption* (as hereinafter defined) of the Service, Customer may [ * ], Customers Transition Right shall apply in the event of any [ * ] under this Section. A “Significant Server Interruption” shall mean an Interruption of [ * ] percent ([ * ]%) of the [ * ] to Customer at the [ * ] on which Customer has [ * ] to (and received a corresponding [ * ]. A Significant Server Interruption, however cannot be deemed to have occurred if the server interruption is caused by third parties acts of God beyond control of MCI, local exchange carriers, systems or connections provided by third parties or by Customer; Customers release of a Service Element for scheduled maintenance, rearrangement or implementation (where the interruption only pertains to such Service Element); Customers unreasonable refusal to release a Service Element for testing and/or repair; Customer’s equipment (except in the case of power failures); non-completion of calls due to network busy conditions; and Force Majeure

30.	EXECUTIVE ESCALATION. The parties will attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement. Any party may give the other party written notice of any dispute not resolved in the normal course of business. Within fifteen (15) days after delivery of the notice, the receiving party will submit to the other a written response. The notice and the response will include (a) a statement of each party’s position and a summary of the arguments supporting that position and (b) the name and title of the executive who will represent that party and of any other person who will accompany the executive. Within thirty (30) days after delivery of the disputing party’s notice, the executives of both parties will meet at a mutually acceptable time and place, and thereafter as often as they will reasonably deem necessary to attempt to reach resolution. If the executives are unable to reach resolution within sixty (60) days after delivery of the disputing party’s notice, then the dispute will be determined by arbitration or litigation in accordance with the provisions of this agreement. All reasonable requests for information made by one party to the other will be honored

ADDITIONAL ATTACHMENTS; This Agreement incorporates the following Attachment(s):

Customer Profile Attachment

Services Attachment

Special Pricing Attachment

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange

Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MCI Service Agreement

Customer Profile Attachment

Customer Profile

for Danger Inc.

MCI Commercial Customer Profile[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange

Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MCI Service Agreement

Services Attachment

Services

for Danger Inc.

Data Services

Private Line (IXC) Service Agreement

I. GENERAL

The MCI private line (IXC) services provided pursuant to this Attachment (“Private Line Service”) are governed by the Guide provisions relating to Domestic Private Line for MCI Business Services I as supplemented by this Attachment and the related Agreement.

II. RATES AND CHARGES.

A.	Customer will pay the following [ * ] charges, which are fixed for the term of this Agreement. for DSO, DS1, DS3, 0C3, 0C12 intrastate and interstate Private Line (IXC) circuits, based on the type of circuit and mileage band Private Line (IXC) Service [ * ] charges consist of two pricing components: (i) a [ * ] fixed charge based on Mileage Band (“Fixed Charge) and (i) a [ * ] per mile charge based on the mileage of the circuit (“Per Mile Charge”) One-time charges are set forth in the Guide provisions relating to Domestic Private Line for MCI Business Services I

[ * ] CHARGES [ * ]

C.	DISCOUNTS Customer will receive the following discount percentage off the [ * ] charges listed above.

Service Type	Discount
Private Line - Domestic IXC	[	* ]%

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange

Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MCI Service Agreement

Services Attachment (Continued)

Private Line (Metro) Service Attachment

I. GENERAL.

The MCI Metro Private Line Services provided pursuant to this Attachment (“Metro Private Line Service”) are governed by the Guide provisions relating to Metro Private Line for MCI Business Services I, as supplemented by this Attachment and the related Agreement

II. SERVICE DESCRIPTION.

Metro Private Line Service is a point-to-point and multi-point service which provides the Customer access to private telecommunications networks, wide area networks connections with information service providers and interexchange carriers who transport interstate traffic.

1. Transmission Speeds: Metro Private Line Service is available at varying transmission speeds as follows:

1.1. Digital Metro Private Line Service: Digital Metro Private Line Service is available as follows:

1.1.1. Voice Grade Service: Voice grade service provides frequency transmission capability in the nominal frequency range of 300 to 3000 Hz and may be terminated utilizing two-wire or four-wire circuits Voice grade service can carry both analog and digital data.

1.1.2. Digital Data Service: Digital data service provides the duplex four-wire transmission of synchronous serial data at rates ranging from 24 to 64 kbps (DSO)

1.1.3. High Capacity Service (DS-1): High capacity service provides transmission of synchronous serial data at speeds of 1,544 or 2,048 Mbps Transmission of Intermediate bit rate channels in multiple increments of either 56 or 84 kbps up to 1 544 Mbps is also available

1.1.4. Very High Capacity Service (DS-3): Very high capacity service provides transmission of synchronous serial data at speeds of 44 738 Mbps or faster

1.2. Metro Private Line SONET Service: Metro Private Line SONET Service, provides transmission of data at speeds of 155 Mbps or higher through an optical signal on the Synchronous Optical Network (SONET) OC3 (155 52 Mbps) and OC12 (822.08 Mbps) speeds are available in either concatenated or channelized configurations OC48 (2 488 Gbps) is available for Type 1 access in either concatenated or channelized form.

Each Metro Private Line SONET Service circuit connection requires a SONET Interface A SONET Interface is the connection of Metro Private Line SONET to a Customer Premises or hub. SONET Interfaces are available at the following speeds: (1) 1 544 Mbps (DS-1) and 44 736 Mbps (DS-3) on a digital signal basis; and (ii) 51.84 Mbps (STS-1), 155.52 Mbps (OC3 and 0C3c), 622 08 Mbps (OC12 and OC12c). and 2 488 Gbps (OC48 and OC48c) on an optical signal (SONET) basis Where technically feasible differing SONET Interfaces may be used on a circuit

Metro Private Line SONET Service in Type 2 and Type 3 network configurations is available only in locations where an RBOC Connecting Carrier provides the facilities not furnished via MCI or MCI-affiliated facilities

III. RATES AND CHARGES.

Metro Private Line Service [ * ] per-circuit charges and [ * ] charges and Metro Private Line Access Service [ * ] and non-recurring charges, which are fixed for the Term of this Agreement are set forth in the Guide provisions for MCl Business Services I for Metro Private Line Services

Other Services

Network Access Service Attachment

IV. GENERAL.

The MCI network access services provided pursuant to this Attachment (Access Service) are governed by the Guide provisions relating to Access for MCI Business Services I as supplemented by this Attachment and the related Agreement

V. RATES AND CHARGES.

A. Monthly recurring charges, which are fixed for the term of this Agreement and one-lime charges related to the Access Service are set forth in the Guide provisions relating to MCI Business Services I

B. DISCOUNTS Customer will receive the following discount percentage off the [ * ] charges listed in the Guide for the following types of Access.

Service Type	Discount of [ * ] Charge
[ * ]	[	* ]%
[ * ]	[	* ]%
[ * ]	[	* ]%

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange

Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Data Center Services (US Only) Service Attachment

VI. GENERAL.

The Data Center Services (“Data Center Services”) provided pursuant to this Attachment are governed by the Guide provisions relating to Data Center Services as supplemented by this Attachment and Me Agreement

VII. RATES AND CHARGES.

A. Customer will pay the rates and charges for Data Center Services listed in the Pricing Schedule set forth below, based on the options selected. The [ * ] charges set forth in the Pricing Schedule are fixed for the term of this Agreement. [ * ] Charges will begin accruing on the Service Activation Date applicable to each Service, unless Customer has not provided MCI with all Information reasonably requested by MCI for the provisioning of Services. If Customer fails to provide MCI with such information, [ * ] Charges Will begin accruing on the thirtieth (30th) day following the date of Customer’s execution of the Agreement or Customer’s placement of an order in accordance with Section D below

B. Notwithstanding anything to the contrary in the Agreement and except as set forth in the Special Pricing Attachment, MCI does not waive and Customer will pay any standard installation and any other non-recurring charges for Data Center Services

C. DISCOUNTS. Customer will receive the discount percentage set forth in the Special Pricing Attachment off the [ * ] charges listed in the Pricing Schedule below except as otherwise specified. Any other Data Center Service rates and charges are subject to change pursuant to the Guide

VIII. TERMS AND CONDITIONS

A.	SERVICE

1	MCI will provide to Customer the support, network connectivity physical access and/or additional services, including hardware (individually and collectively, the “Service”) in MCI’s Standard Data Centers and/or Premium Data Center, described below. Customer shall also purchase from MCI:

•

In connection with Standard Data Center: A minimum of 1 [ * ] of data, voice or IP service associated with the Service per [ * ] ([ * ]) or fewer cabinets, plus [ * ] additional Mbps of data, voice or IP services from MCI for each additional Cabinet above three purchased by Customer hereunder

•

In connection with Advanced Data Center: A minimum of [ * ] Mbps of data, voice or IP service associated with the Service per [ * ] ([ * ]) or fewer cabinets, plus [ * ] additional Mbps of data voice or IP services from MCI for each additional Cabinet above three purchased by Customer hereunder.

•

in connection with Premium Data Center: A minimum of [ * ] Mbps of data voice or IP service associated with the Service per [ * ] ([ * ]) or fewer half or standard Cabinets, plus [ * ] additional Mbps of data, voice or IP services from MCI for each additional half or standard Cabinet above three purchased by Customer hereunder.

2	A Data Center Service includes the physical location or data center (“Facility”) in which equipment storage space (“Space”) will be made available to Customer for installation and use of Customer’s equipment (the “Equipment”)

3	Three types of Data Centers are available:

(i)	Premium Data Centers provide the infrastructure services necessary to deploy a Customer’s Internet applications and includes

•	Open racks, lockable Web-server cabinets. and cages

•	AC power (2 x 20 Amp 110 Volt1), and DC power on a case-by-case basis.

•	Physical security, which includes electronic card reader access surveillance cameras, KeyTrac®, biometric scanner, and 24x7 security guards

•	Direct access to MCI’s IP Backbone via Data Center Internet Bandwidth.

•	A Customer Work Area furnished with workstations and offering a quiet work environment separate from the Data Center floor.

•	One domain name service (DNS) hosting.

•

Premium Data Center Facility Services: MCI will perform certain services that support the overall operation of the Facility (e .g janitorial services, environmental systems and maintenance) at no additional charge to Customer

•	A standard equipment cabinet or relay rack when specified that will support a total Equipment weight of 2,000 pounds. Customer will insure the Equipment weight does not exceed this amount

•	Maintain an internal alarm system to monitor the operational status of the facility systems and report any failures or anomalies to Customer.

•	A temperature of 72 degrees Fahrenheit plus or minus 8 degrees with 20 percent to 65 percent (non-condensing) humidity within the Facility. Equipment must be designed to operate within these ranges.

(ii)	Advanced Data Centers provide Telco carrier-grade facilities, including

•	Web-server cabinet cabinets Telco Cabinets, and Two-Post Racks

•	20-30 amp AC power supply or 30-60 amp DC power supply

•	Lock-and-key secured entry into building, with limited surveillance camera capability

•	Availability of Fast Ethernet connectivity to MCI’s IP Backbone (requires additional Service Attachment for Internet Dedicated Services).

•	One domain name service (DNS) hosting available with Fast Ethernet connectivity

[1]

In order to utilize the redundant power provided by MCI, Customer must have Equipment capable of plugging Into both the A power strip and the B power strip; Customer Is responsible for making the power connections. If Customer chooses the 50-amp Optional Power Upgrade, MCI will not supply the power strips. Customer can either supply its own power strips or it can plug directly into an electrical receptacle or order a combination of 20 amp AC and 30 amp AC receptacles (for which MCI will provide power strips).

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange

Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(iii)	Standard Data Centers provide Telco carrier-grade facilities, including -

•	Open racks, standard cabinet space and lockable cabinets.

•	20-30 amp AC power supply or 30-60 amp DC power supply.

•	Lock-and-key secured entry into building, with limited surveillance camera capability

4	Cross-Connect. Cables Cross-Connect cables connect the Customer’s Equipment with telecommunications services via a circuit from the patch panel Inside the Data Center to the Customer’s Cabinet inside the Data Center. The patch panel is the demarcation point (“d-marc”) where MCI or a third-party carrier terminates its circuit. Various types of cross-connect cables may be purchased from MCI

5	On-Site Technical Support (“Hands-and-Eyes Support”). Hands-and-Eyes Support consists of technical support for basic operational functions, and diagnostic and repair activity for certain equipment. The first two hours per month of On-Site Technical Support/Hands-and-Eyes Support are provided at no charge in Premium Data Centers. A comprehensive list of activities and procedures covered under “Hands-and-Eyes Support” is set forth at Virtual Console at the following URL: http://virtualconsole.mci.com. (The u-number and password required to access Virtual Console may be obtained from Customer’s account representative or, post-contract from an MCI implementation engineer.)

6	Alternate Carriers. Customer may arrange on its own (via separate contract) to bring in additional non-MCI circuits from a third-party carrier equal to or less than the bandwidth purchased from MCI subject to the terms of the Alternate Carrier Policy set forth in the Guide

•

The alternate carrier must have an existing presence in the MCI Data Center (Standard, Advanced, or Premium), or Customer must use MCI to provision the circuit that connects to the alternate carrier’s network. If the carrier does not currently terminate in the specific MCI Data Center’s location, Customer must purchase either a Cross Connect if the alternative carrier is in the facility or a local loop to interconnect with the alternate carrier at the closest point of presence.

•

MCI’s Data Centers are not carrier-neutral facilities. MCI offers Alternate Carrier access to its Data Center Services customers for redundancy purposes only. Thus, Customer must purchase at least an equal amount of Data Center-related connectivity from MCI. For example if Customer wishes to bring in a T-3 circuit from another provider it must purchase a T-3 or greater circuit from MCI.

•

MCI does not take responsibility for alternate carrier circuits, nor does MCI make any promises or warranties whatsoever regarding their performance. MCI will use reasonable commercial efforts to accommodate Customer’s request to bring in equipment and circuits from other carriers already present in the Data Center

7	Backup and Restore Service

(I)	Should Customer order MCI s Backup and Restore Service (“B&R Service”), the term for B&R Service shall run concurrent with the term for the attendant Data Center Service. In addition, for B&R Service, Customer shall (i) install any client-based software necessary to administer the B&R Service (for example, Customer is responsible for installing the Legato NetWorker client software on its servers (fees to Legato may be applicable); and (II) provide MCI with 7 days’ prior written notice of any changes to Customer’s configurations or existing computing environment parameters that interface with the Backup Service, including, but not limited to, any change of Customer’s server B&R system, the addition or removal of servers, the addition or removal of disks on Customer’s servers, and/or the addition or removal of Customer’s network configurations.

(II)	MCI will charge an additional recall charge (“Recall Charge”) per recall incident for recalling tapes located at an off-site storage facility (“Recall incident”). A Recall incident shall include a maximum of 15 tapes per request A successful restore may be for any data type and requires that adequate space is available on Customer’s servers to which data is being restored. Customer may request that MCI provide a copy of the tapes used for Backup Services supplied to Customer; provided (I) Customer notifies MCI in writing of the data set desired; and (II) Customer pays the applicable charges for any such tapes (“Eject Charge”).

(III)	If Customer desires to obtain non-standard Backup & Restore services that MCI makes available but are not part of the standard Backup & Restore Service Description, additional charges associated with MCI’s performance of such services may apply. These non-standard 8&R services will be charged at an hourly rate that will be applied against Customer’s Hands-and-Eyes Support (see above). For example, if, during a month, Customer orders three hours of non-standard B&R services in support of its Premium Data Center Service – and no other Hands-and-Eyes Service, Customer shall be billed for only one hour of Hands-and-Eyes Support as the first two hours are included in the provision of Premium Data Center Service. A sample list of such non-standard B&R services is set forth at MCI’s Virtual Console.

(iv)	Backup and Restore Service is provided to Customer via a dedicated MultiMode fiber optic connection. Customer is responsible for providing a MultiMode Fiber GigE port with SC connector on its side to accept such a connection. The Backup Retention Policy is set forth in the Guide

(v)	The SLA for B&R Services is set forth at MCI’s Corporate website at: http://global mci com/terms for collocation services.

8	Load Balancing Service. Load Balancing Service is available with Premium Data Centers (see Premium Data Center Price Schedule). The SLA for Load Balancing Service is set forth in the colocation section at: http://global.mci.com/terms (or other url as designated by MCI).

9	MCI agrees to deliver HVAC to the Premium Data Center space in accordance with the service description provided previously in this Agreement (Section III.A.3 ) for the configuration outlined in the exhibits in Section L. Parties may mutually agree to place additional servers into this or other spaces with associated costs, if applicable, but MCI is not hereby obligated to do so prior to such agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange

Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

10	The parties agree to mutually determine upon measurement devices that may be installed within designated cage spaces, and precisely where, within ninety (90) days following countersignatures to this Agreement. The parties will work together to determine which party will monitor such devices and how often they will be measured. Such devices will be used to measure the temperature in the Customer cage areas. The parties agree to work in good faith to establish a commercially reasonable period of remedy in the event that temperature is out of the specified range per Section III A

11	Quarterly Review. MCI and Customer agree to meet no less than on a quarterly basis to review Service Levels, custom build-out progress for the 80 amp/rack requirement within Customer’s space, and other items relating to Data Center activities that affect MCI and Customer under this Agreement.

B.	CUSTOMER CONTENT

1	Customer, not MCI, has sole and exclusive control over the content residing on the Equipment (the “Customer Content”). The parties acknowledge and agree that in the provision of Service hereunder MCI is not provided, either directly or indirectly, and will not seek access to, the Customer Content. MCI does not and will not exercise any control over the Customer Content

2	Customer will use reasonable efforts to promptly and thoroughly respond to any notices that the Customer Content violates the Digital Millennium Copyright Act, 17 U.S.C 101 et. seq (the “DMCA”) or any other law, rule or regulation

C.	TERM AND TERMINATION. The term of any Service ordered hereunder will commence on the date MCI is prepared to provide the Space to Customer for Installation of Equipment (the “Service Activation Date”), and automatically renew expire and terminate according to the terms of the Agreement. Notwithstanding the above, Data Center IP bandwidth purchased from MCI shall be coterminous with the underlying Premium Data Center Service. In order to terminate a Data Center Service, in addition to the Notice requirements set forth in the Agreement, Customer must deliver an email message stating its desire to terminate the applicable Service to the following email address: hosting-cancel@mci.com (“Termination Notice Email Address”) Such termination shall be effective 60 days following MCI’s receipt of such notice

D.	ORDER PROCESS. Customer may order Services by contacting Customer’s MCI-designated account representative who will process Customer’s order. This order shall constitute the binding commitment of Customer to purchase the requested Service. MCI’s activation of Service shall constitute MCI’s acceptance of Customer’s order, unless another mode of acceptance is expressly stated MCI reserves the right to reject any order for any reason, including without limitation, MCI’s obligations under applicable laws, regulations, directives, governmental authority or orders, third party contracts, or Customer’s failure to meet MCI’s credit approval requirements. In addition, MCI may reject an order in the event (a) of the inability or impracticality of providing such Service in a particular geographic area in which MCI does not have sufficient presence, capacity. corporate infrastructure or Network technical infrastructure to effectively support the requested Service or (b) MCI no longer commercially offers the Service

E.	PERMISSIBLE USE OF SPACE

1	Customer will use the Space only for the purposes of installing, maintaining, and operating the Equipment. Access to the Facility is restricted to Customer’s employees and agents. Customer will furnish to MCI, and keep current, a written list identifying a maximum of 15 individuals authorized to obtain entry to the Facility and access the Space. Customer will exercise reasonable efforts to ensure that no individual it authorizes to enter the Facility will have been convicted of a felony. Customer assumes responsibility for all acts and omissions of the individuals included on this list or authorized by Customer to enter the Facility. Customer’s employees and agents will comply with all applicable laws, rules, regulations, and ordinances; and with all MCI or Facility security procedures, rules, requirements, and safety practices (which include, but are not limited to, a prohibition against smoking in the Facility), as amended from time to time MCI reserves the right to revoke the entry privileges of any person at any time and for any reason.

2	MCI and its designees may observe the activities of Customer’s employees and agents in the Facility and may inspect at any time the Equipment brought into or removed from the Facility. including the Space Customer’s employees and agents will not use any products, tools, materials, or methods that, in MCI’s reasonable judgment, might harm, endanger, or interfere with the MCI Network, the Service. MCI’s provision of services to any other customer, the Facility, or the personnel or property of MCI, its vendors or its other customers MCI may take any reasonable action to prevent such potential harm or interference and shall promptly notify Customer in the event it takes any such action

3	Customer will not provide or make available to, or sublicense to or permit in any manner any third party to use all or a portion of the Space or the Facility, excluding Customer’s employees and agents. MCI may immediately terminate Data Center Services provided under this Attachment upon notice to Customer. If (a) Customer makes the Space available to any other person or entity, excluding Customer’s employees and agents; or (b) if the Service is resold or used by another organization. Notwithstanding the foregoing Customer may bring third parties into the Space and Facility to perform technical functions and to tour the Space and Facility; provided Customer notifies MCI in advance Customer remains fully responsible for the actions of such third parties, and such third parties comply with MCI’s policies and procedures and provided such third parties are accompanied by Customer and/or MCI at all times. MCI will permit Customers capital lease financiers to inspect the Equipment in the facility pursuant to the preceding sentence and as reasonably requested by such financiers MCI will confirm the right to inspect the Equipment in writing

4	Customer will maintain the Space in an orderly manner and will be responsible for the prompt removal of all trash, packing material cartons, and other items or materials that Customer’s employees or agents bring into or deliver to the Facility. No material improvements or modifications will be made to the Space or any portion of the Space or the Facility unless approved by MCI, which approval will not be unreasonably delayed, conditioned or withheld. MCI will provide 5 days’ advance written notice to Customer of its demand to remove any unapproved items from the Space, including materials that could be considered a fire hazard, and of its intent to disconnect or remove unauthorized items and/or equipment from the Space. Notwithstanding the foregoing, if MCI determines in its reasonable discretion that such unapproved items possess an immediate risk to the Facility or MCI’s other customers, MCI may immediately disconnect or remove such unauthorized equipment from the Space without prior notice to Customer and without liability to MCI

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange

Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

5	Upon the expiration or termination of this Service attachment or any Data Center Service provided hereunder (subject to Customers Transition Rights), Customer will surrender the applicable Space to MCI and, within 30 days after the date of such expiration or termination return the Space to MCI in the same condition as it was originally delivered to Customer, reasonable wear and tear excepted. Customer will remove the Equipment from the Space and the Facility and will fully repair any damage to the Facility caused by Customer, including, without limitation, any damage resulting from Customer’s removal of the Equipment from the Space. Any Equipment and/or personal property of Customer not removed within 30 days after the date of such expiration or termination will at MCI’s option, conclusively be deemed to have been abandoned by Customer MCI may, upon written notice to Customer, apportion, sell, use, store, destroy, or otherwise dispose of the Equipment or Customer’s personal property without liability to Customer or any other person or entity. Customer will pay all expenses and costs incurred in connection with MCI’s disposition of the Equipment and Customers personal property, including without limitation, the cost of restoring the Facility to its original condition and of removing the Equipment or Customer’s personal property from the Facility

F.	CONDUCT IN FACILITY

1	Customer will maintain and operate the Equipment in a safe manner, and keep the Space and any portion of the Facility it accesses in good order and condition. Customer agrees to use the common areas of the Facility only for the purposes for which they are intended. Customer’s employees and agents are prohibited from bringing any harmful or dangerous materials (as determined by MCI in its sole discretion) into the Facility. Such materials include, but are not limited to wet cell batteries, explosives, flammable liquids or gases alcohol, controlled substances weapons, cameras and video or voice recording devices. Customer agrees that its employees and agents will not harm or attempt to breach the security of the Facility the Service, or any third party system or network connected to the Facility or accessed by means of the Service.

2	Customer agrees not to alter, tamper with, adjust, or repair any equipment or property not belonging to Customer. Customer further agrees not to erect signs or devices on the exterior of the storage cabinet or to make any physical changes or material alterations to the Space or any portion of the Facility.

3	If Customer desires any assistance in the MCI Facility, Customer shall provide commercially reasonable notification to MCI prior to arriving at any MCI Facility by calling MCI a customer service center at the number listed on Customer’s invoice or other contact number as may be designated by MCI

4	Permanent use of extension cords in the Data Center is prohibited.

G.	EQUIPMENT

1	All Equipment situated in the Facility is hereby charged with a lien, charge mortgage or encumbrance in favor of MCI to the extent of any unpaid fees plus interest thereon under the Agreement or any other agreement between MCI and Customer and this Attachment will constitute a security agreement with respect to such Equipment

2	Customer will be allowed to remove from the Facility only that Equipment in which Customer can evidence it has sufficient ownership or possessory interest

3	All Equipment must fit within the Space. Unless otherwise provided in a Service Order, Customer agrees that power consumption will not exceed the power rating identified on the applicable Service Order and that all Equipment is UL approved Cabling used by Customer must meet national electrical and fire standards and any specifications provided by MCI

4	MCI reserves the right to relocate the Equipment within the Facility or to move the Equipment to another facility with at least 90 days’ written notice; provided that any Equipment relocation or move resulting from a force majeure event will be governed by the section on Force Majeure set forth below Equipment moved or relocated at MCI’s initiative will be at MCI’s expense. MCI will use commercially reasonable efforts to minimize downtime and service interruption in the event Equipment is moved or relocated. MCI will not require Customer to move to a new facility or relocate Customer’s equipment within the facility prior to 12/01/2007, or in the event that MCI renews its lease on the property, at any time during the term of this Agreement

5	Customer will immediately remove or render non-infringing, at Customer’s expense any Equipment alleged to infringe any patent, trademark, copyright, or other intellectual property right.

6	Customer will promptly notify MCI of any lien(s) on or security interest(s) in the Equipment

7	If MCI damages any Equipment, MCI will repair or replace the damaged item or, at MCl option, reimburse Customer for the reasonable cost of repair or replacement. If such damage results in a service outage the applicable SLA remedy shall apply

H.	THIRD-PARTY SOFTWARE. Customer is fully responsible for any third-party software it uses in the Space. Customer shall indemnify, defend, and hold MCI harmless from any action against MCI to the extent that it is based on an allegation that such third-party software has infringed an intellectual property right or trade secret and pay those damages or costs related to the settlement of such action or finally awarded against MCI in such action, including but not limited to attorneys’ fees, provided that MCI (i) promptly notifies Customer of any such action (ii) gives Customer full authority information and assistance to defend such claim at Customer’s expense

I.	INSURANCE

1	Throughout the Term. Customer will maintain and will require any of its subcontractors to maintain, the following insurance coverages:

(i)	Commercial General Liability Insurance covering liability for injury to or death of persons and damage to property at a minimum of [ * ] dollars ($[ * ]) per occurrence and [ * ] dollars ($[ * ]) aggregate. The policy will cover (a) any contractual liability assumed under this Agreement (b) liability which may arise from the use of independent contractors (c) explosion liability and damages to underground utilities and damage caused by collapse, if the appropriate exposure exists (involving blasting, underpinning, and structural alterations, etc.) (d) broad form property damage; (e) personal injury liability and (f) an amendment to pollution exclusion to include damage from heat smoke and fumes from hostile fire.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange

Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(ii)	Automobile Liability covering bodily injury and property damage with combined single limit of [ * ] ($[ * ])

(iii)	Umbrella and/or Excess Liability Insurance of no less than [ * ] dollars ($[ * ]) over and in addition to the coverage applying to (I) and (II), above.

(iv)	Workers Compensation Insurance not less than statutory limits and Employers Liability Insurance at a minimum of [ * ] dollars ($[ * ]) per occupational injury or illness

(v)	All-Risk Property Insurance in an amount not less than replacement cost of Customer’s property

2	All insurance policies will be issued by carriers with A M. Best solvency ratings of at least A-VIII. MCI will be named as an additional insured with respect to all coverages except (1v) and (v) above. Customer’s insurance will be primary and non-contributory to any other policies with respect to their operations. The Commercial General liability insurance wilt contain the Amendment of the Pollution Exclusion’ endorsement for damage caused by heat smoke or fumes from a hostile fire

3	MCI will not insure or be responsible for any loss or damage to property of any kind owned or leased by Customer or by its employees and agents other than losses or damages proximately resulting from MCI’s negligence or willful misconduct. My insurance policy covering the Equipment against loss or physical damage will provide that underwriters have given their permission to waive their rights of subrogation against MCI. the Facility’s landlord, and their respective directors, officers and employees (the “Providers”), except for such loss or physical damage proximately caused by the sole negligence or willful misconduct of the Providers in the event the Facility’s landlord requires additional insurance pursuant to a lease relevant to a particular Space or the landlord legally imposes additional other requirements under the lease, Customer hereby agrees to comply with the landlord’s reasonable requirements under the lease as the lease may be modified from time to time; provided Customer is given sufficient notice.

4	Certificate(s) evidencing the insurance coverages and other requirements in this will be submitted to MCI upon execution of the Agreement The certificate(s) will certify that no termination of such coverage will be effective without at least 30 days advance written notice to MCI at: MCI WORLDCOM Communications, Inc Attn: Data Center Services Product Management 22001 Loudoun County Parkway Ashburn, VA 20147 Fax (703) 888-0685

J.	NO ESTATE OR PROPERTY INTEREST MCI hereby grants to Customer an exclusive, limited license to use and occupy the Space in the Facility where Data Center Services have been ordered for the sole purpose of installing, operating and maintaining the Equipment in accordance herewith Customer acknowledges that it has not been granted any real property interests in the Space or the Facility. Payments by Customer pursuant to this Attachment do not create or vest in Customer (or in any other entity or person) any leasehold estate, easement, ownership interest, or other property right or interest of any nature in the Facility or any part thereof. The parties intend and agree that the Equipment, whether or not physically affixed to the Facility, are not fixtures and will not be construed as such Customer (or the lessor of the Equipment, if applicable) will report the Equipment as its personal property wherever required by applicable laws and will pay all taxes levied upon such Equipment. This Attachment is expressly made subject and subordinate to the terms and conditions of any underlying ground or facilities lease or other superior right by which MCI or MCI’s affiliates have acquired its interest in the Facility. Customer agrees to comply with any terms and conditions of such superior right. If the consent of the holder of such superior right is required for the parties to enter into this Attachment, then this Attachment will not become effective until such consent is obtained. The parties hereto are not required to obtain the consent of the ground or facilities lessor to enter into this Agreement. The lease for the center runs through December 1, 2007 with an option to extend the lease until August 1, 2013. MCI will not move Customer out of the San Jose Space prior to December 1, 2007. If this Attachment is subsequently construed by the landlord or the sub-landlord of the Facility (if applicable) to be a violation of the lease or sublease under which MCI occupies the Facility. Customer will either enter into an agreement approved by such landlord or sub-landlord, or remove the Equipment from MCI Location in accordance with the terms of this Attachment (but in such event, Customer’s Transition Rights shall apply) MCI agrees to cooperate with Customer in obtaining the approvals Customer may need to obtain from the landlord or sub-landlord.

K.	FORCE MAJEURE

1	Any delay in or failure of performance by either party under this Attachment (other than a failure to comply with payment obligations) will not be considered a breach of this Attachment if and to the extent caused by events beyond the reasonable control of the party affected, including, but not limited to acts of God, embargoes, governmental restrictions strikes (other than those only affecting Customer), riots, insurrection, wars, or other military action, acts of terrorism, civil disorders, rebellion, fires, floods, vandalism, or sabotage. Market conditions and/or fluctuations (including a downturn of Customer’s business) will not be deemed force majeure events. The party whose performance is affected by such events will promptly notify the other party, giving details of the force majeure circumstances, and the obligations of the party giving such notice will be suspended to the extent caused by the force majeure so long as the force majeure continues. The time for performance of the affected obligation hereunder will be extended by the time of the delay caused by the force majeure event

2	If the Space is damaged due to a force majeure event, MCI will give prompt notice to Customer of such damage, and may temporarily relocate the Equipment to new Space or a new Facility if practicable if the Facility’s landlord or MCI exercises an option to terminate a particular lease due to damage or destruction of the Space, or if MCI decides not to rebuild the Space the applicable Data Center Service will terminate as of the date of the force majeure event in the event of such termination, or a temporary cessation of Data Center Service caused by a force majeure event, Monthly Fees for Space and Service will proportionately abate for the period from the date of the force majeure event and, in the case of temporary cessation, recommence upon the re-commencement of Data Center Services. If neither the landlord of the Facility nor MCI exercises the right to terminate, MCI will repair the particular Space to substantially the same condition it was in prior to the damage, completing the same with reasonable speed. In the event that MCI falls to complete the repair within a reasonable lime period, Customer will have the option to terminate the applicable Data Center Service with respect to the affected Space which option will be the sole remedy available to Customer against MCI under this Agreement relating to such failure. If the Space or any portion thereof is rendered untenable by reason of such damage and the Equipment is not relocated to a new Space or a new Facility, the Monthly Fee for Space and Service will proportionately abate for the period from the date of such damage to the date when such damage is repaired

L.	FACILITY FLOOR PLANS. The facility schematics are attached hereto and are marked Exhibit 1 and Exhibit 2 respectively. Parties agree and understand that Customer shall occupy the spaces as indicated in Exhibits 1 and 2. and that MCI shall deliver power and HVAC sufficient to support up to 2000U of servers in this combined space, with up to 80 Amps of usable power per 40U rack Customer understands and agrees that there is an additional cost for additional power as outlined in the pricing schedule

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange

Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SERVICE LEVEL AGREEMENT (SLA)

U.S. DATA CENTER SERVICES FOR PREMIUM DATA CENTERS

1. Installation

Installation of MCI Data Center Internet Bandwidth, standard cabinet and standard power options is to be completed within seven business days for any Customer requesting 100 Mbps or less of Data Center Internet Bandwidth connectivity or 20 business days for any Customer requesting over 100 Mbps up to 1.000 Mbps of connectivity

The installation SLA for customers purchasing standard cabinet and power options but not purchasing Internet Bandwidth is seven business days

Installation SLA Process

The Installation SLA period shall commence upon the date that the Hosting Install Engineer emails a notice to Customer that the install period has started. The Installation SLA is not available for non-MCI customer-ordered circuits, other MCI connectivity, non-standard or custom cabinet/cage space, non-standard power, or if installation delay is attributable to Customer equipment, acts or omissions of Customer its employees or agents Customer not passing MCI’s credit check or reasons of Force Majeure (as defined in the applicable Service Agreement)

Installation SLA Remedy

Upon receiving emailed notification from MCI’s Hosting Install Engineer that the Facility is ready for Customer’s Equipment Customer shall have ten (10) days within which to contact MCI’s installation engineer if Customer believes MCI has failed to meet the installation SLA. If Customer contacts MCI within such ten (10) day period and if MCI determines in its reasonable commercial judgment that MCI has failed to meet the installation SLA Customer’s account shall be credited 50% of MCI’s standard Installation Fee for the Service with respect to which this SLA has not been met

2. AC Power Availability

AC power is to be available to Customer’s Data Center Services cages/racks 100% of the time

Power Availability SLA Process

“Power Unavailability” consists of the number of minutes that AC power was not available to Customer’s Data Center Services cabinet. Outages will be counted as Power Unavailability only if Customer opens a trouble ticket with MCI Customer support within live days of the outage Power unavailability will not include unavailability resulting from (a) any Customer circuits or equipment, (b) Customer’s applications or equipment, (c) acts or omissions of Customer, or any use or user of the service authorized by Customer or (d) reasons of Force Majeure (as defined in the applicable Service Agreement)

Power Availability SLA Remedy

For each cumulative hour of Power Unavailability or fraction thereof in any calendar month, at Customers request Customer’s account shall be credited the charges for one day of the MCI Monthly Charge for the service with respect to which a Power Availability Agreement has not been met Customer shall receive the larger of the credits received in this paragraph or in the “Chronic Service Interruptions” Section but not both Network Latency (applicable only to MCI-provided Internet bandwidth in MCI Premium Data Centers)

MCI’s U S Latency SLA is an average round-trip transmission of 65 milliseconds or less between MCI-designated inter-regional transit backbone routers (“Hub Routers”) in the contiguous U.S. MCI’s Transatlantic Latency SLA is an average round-trip transmission of 95 milliseconds or less between an MCI Hub Router in the New York metropolitan area and an MCI Hub Router in the London metropolitan area Latency is measured by averaging sample measurements taken during a calendar month between Hub Routers Network performance statistics relating to the US Latency SLA and the Transatlantic Latency SLA are posted at the following location: http://global mci com/about/network/latency/

Network Latency SLA Remedy

If MCI fails to meet any Network Latency SLA in a calendar month, Customer’s account shall be automatically credited for that month. The credit will consist of pro-rated charges for one day of the MCI Monthly Fee for the Service with respect to which this SLA has not been met. Credits will not be issued if failure to meet either the U S Latency SLA or the Transatlantic Latency SLA is attributable to reasons of Force Majeure (as defined in the applicable Service Agreement)

4. Network Packet Delivery (applicable only to MCI-provided Internet bandwidth in MCI Premium Data Centers)

MCI offers both a North America and Transatlantic Network Packet Delivery SLA MCI’s North American Network Packet Delivery SLA is packet delivery of 99.5% or greater between UUNET-designated Hub Routers in North America. The Transatlantic Network Packet Delivery SLA is packet delivery of 99.5% or greater between a UUNET-designated Hub Router in the New York metropolitan area and a UUNET-designated Hub Router in the London metropolitan area

Packet delivery is measured by averaging sample measurements taken during a calendar month between Hub Routers. Network Performance statistics relating to the Network Packet Delivery SLAs shall be posted at the following location: http://www mci com/about/network/latency/

Network Packet Delivery SLA

If MCI fails to meet any Network Packet Delivery SLA in a calendar month, Customer’s account shall be automatically credited for that month. The credit will include the pro-rated charges for one day of the MCI Monthly Fee for the Service with respect to which a Network Packet Delivery SLA has not been met. No credits will be issued if failure to meet a Network Packet Delivery SLA is attributable to reasons of Force Majeure (as defined in the applicable Service Agreement)

5. Network Service Availability (applicable only to MCI-provided Internet bandwidth in MCI Premium Data Centers)

MCI’s Network Service Availability SLA provides that the MCI Network (as defined in the applicable Service Agreement) will be available 100% of the time. If this SLA is not met during any given calendar month, Customer’s account will be credited. At Customer’s request. MCI will calculate the “Network Unavailability” in a calendar month. “Network Unavailability” consists of the number of minutes that the MCI Network was not available to Customer Network Unavailability does not include (a) an incident of unavailability continuing for one hour or less, (b) network unavailability which Customer fails to report to MCI within 30 days from the date the SLA was not met, or (c) any unavailability resulting from: (i) MCI Network maintenance; (ii) Customer’s applications equipment, or facilities; (iii) acts or omissions of Customer or user of the service authorized by Customer; or (iv) reasons of Force Majeure (as defined in the applicable Service Agreement)

Network Service Availability SLA Remedy

If MCI fails to meet this Network Availability SLA Customer’s account shall be credited one day of the MCl Monthly Fee for each cumulative hour of Network Unavailability or fraction thereof in any calendar month

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange

Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

6. Outage Reporting (applicable only to MCI-provided Internet bandwidth in MCI Premium Data Centers)

Under MCI’s Outage Reporting SLR, Customer is to be notified within 15 minutes after MCI’s determination that Customers service is unavailable. MCI’s standard procedure is to ping Customer’s colocated equipment every five minutes. If Customer’s equipment does not respond after two consecutive five-minute ping cycles. MCI will deem the service unavailable and will contact Customer’s designated point of contact by a method elected by MCI (telephone, email. fax or pager). MCI will use commercially reasonable efforts to provide Customer with the Reason for Outage (RFO) within five (5) days following the conclusion of the outage

7. Backup and Restore

MCI’s records and data shall be the basis for all Backup and Restore SLA calculations and determinations. The maximum amount of credit in any calendar month for ell Backup and Restore SLAs, in the aggregate, shall not exceed 50% of the total charges that would have been charged by MCI that month for the Backup and Restore Service (collectively the “MCI Fees”)

Definition of Successful Backup:

To be considered a successful backup, each backup must be successfully completed by the end of its scheduled Backup Window Standard backup windows are eight hours on weekdays and 22 hours on weekends. For customers using Network Backup and Restore service there is currently no SLA to complete backups within the backup window.

The following Tables set forth the service credits available under the Backup and Restore SLA. The percentage of Monthly Successful Completed Backups is determined based on the total number of successfully completed backup jobs divided by the total scheduled backup Jobs during a month Service credits do not accumulate one month to the next

Table 1—Backup & Restore Service (backup process only)

Monthly Successfully Completed Backups	Service Credit Percentage (maximum)
95%	[	* ]%
<95% but 90%	[	* ]%
< 90% but >= 80%	[	* ]%
< 80% but >= 70%	[	* ]%
< 70%	[	* ]%

Definition of Successful Restore:

A Restore of data—flies, file systems and/or databases, as applicable – will be considered successful once the data to be recovered has been transferred from the tape to Customer’s primary storage space in the same condition in which it was backed up. If the retention period specified by Customer is one year or less, and if acclimatization is not required, Restores will commence within 30 minutes of initiation for data stored within the tape library, and within 3 hours of initiation for data stored outside the tape library. If acclimatization is required, Restores will commence within 30 minutes of completion of acclimatization. If the tape storage period is longer than one year no time period for commencement applies. If as a result of MCI’s actions or inactions, any Restore is not successful the Restore shall by deemed an “Unsuccessful Restore” and will be subject to the service credits noted in the table below

Table 2—Backup & Restore Service: Restore Success Service Credits (restoration process only)

Monthly Unsuccessful Restores	Service Credit Percentage (maximum)
1	[	* ]%
2	[	* ]%
3 "	[	* ]%
4	[	* ]%
5 and above	[	* ]%

The Service Credits referenced above in Tables 1 and 2 are not cumulative MCI shall apply Monthly Service Credits based upon the greater of (i) the Backup Storage Service Credits or (ii) the Restore Success Service Credits

Specific Exceptions,

The paragraph below summarizes the standard policy for handling the following specific exceptions and events:

•

Backup Exceeds Window (due to unreasonably excessive capacity growth or Backup Client Server processing constraints) Default Action: MCI will reschedule Job start time within the policy window or spilt the job into multiple parallel streams, to rectify problem Alternative: if above is not successful MCI will contact End User through MCI to arrange for an acceptable policy exception for the Backup Client involved

•	File Open/Not backed up

No action

File will be picked up on the next scheduled backup. Files which are never closed will never be backed up without the purchase of additional service.

•	Backup Client not accessible

Notify MCI.

Backup will automatically pick up with next day’s schedule except that if a-Full Backup is missed a Full Backup will be completed the next day subject to End User limitations.

•	Unable to restore from tape

Attempt Alternate Restore: Contact Customer through MCI.

MCI will attempt to restore the file from a different/previous backup Job End User will be notified of the failure and will verify which alternate file should be used if any Nolte will be provided within the restore initiation window defined for the particular file

•	Backup carried out over non-dedicated network

MCI will make reasonable attempts to complete the backups within the scheduled Backup Windows

Additional Specific Exceptions:

•

Backup/Restore Speed: The speed at which a backup or restore process executes is usually defined by the processing capabilities, data layout, and other concurrent processes on Backup Client systems MCI provides no SLA for backup/restore rates due to the variability of Customer’s systems and networks.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange

Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

•	File System Size:

Local Backup: No SLA is applicable to successful Local Backups within the 8-hour weekday window for file systems larger than 100 gigabytes No SLA is applicable to successful full backups within the 22-hour weekend window for file systems larger than 250 gigabytes

Network Backup: For customers using Network Backup and Restore service there is currently no SLA for time to complete backups of any file system size.

•

Tape Media Errors: Today’s tape drives include a high degree of error correction capability (typically one uncorrected error in 1 017 byes) Nonetheless there is still a small statistical probability that an uncorrectable media error will occur

•

Full File System/Database Status: File systems and databases occasionally have internal errors that cause some files or tables to be unreadable A restore can never exceed the integrity of the backup from which it is created. An appropriate file/database maintenance schedule by Customer on Customer’s Backup Client servers will minimize any logical problems in the data being backed up.

The SLAs for all Data Storage Services will not apply to scheduled maintenance or any unavailability resulting from (a) any Customer circuits or equipment (b) Customer’s applications or equipment, (c) acts of omissions of Customer, or any use or user of the service authorized by Customer or (d) reasons of Force Majeure (as defined in the applicable Service Agreement)

B. Load Balancing Service Availability

MCI’s Load Balancing Service Availability SLA provides that the MCI Load Balancing Service (as defined in the applicable Service Attachment) will be available 100% of the time At Customer’s request. MCI will calculate the “Load BaLancing Unavailability” in a calendar month, “Load Balancing Unavailability” consists of the number of minutes that the MCI Load Balancing Service was not available to Customer. Load Balancing Unavailability does not include (a) Load Balancing unavailability which Customer fails to report to MCI within 30 days from the date the SLA was not met, or (b) any unavailability resulting from: (i) MCI Load Balancing maintenance as defined under “Scheduled Maintenance” (see below); (ii) Customer’s applications, equipment, or facilities; (iii) acts or omissions of Customer or any use or user of the service authorized by Customer; or, (iv) reasons of Force Majeure (as defined in the applicable Service Agreement or Service Attachment)

Load Balancing Service Availability SLA Remedy

If the Load Balancing Service Availability SLA is not met during any given calendar month in accordance with the above, Customer’s account will be credited one day of the MCI monthly fee for the affected Data Center Service for each cumulative hour of Load Balancing Unavailability or fraction thereof in any calendar month, the total credit not to exceed the MCI monthly fee for the affected Data Center Service for the effected month in no event shall Customer receive credits for noncompliance with this SLA (i) combined with noncompliance of other applicable SLAs greater than the amount of the MCI monthly fee for the affected Data Center Service or (le for any period of unavailability for which Customer is already receiving a credit under the Network Service Availability SLA

9. Denial of Service Response Time

MCI will respond to Denial of Service attacks reported by Customer within 15 minutes of Customer opening a complete trouble ticket with MCI Customer Support

To open a trouble ticket for Denial of Service, Customer must call MCI at 1-800-900-0241 (Option 4) and state: “I think I am under a Denial of Service Attack” A complete trouble ticket consists of Customer’s Name, Account Number, Caller Name, Caller Phone Number, Caller Email Address and Possible Destination IP address / Type of Attack

Denial of Service Response Time – Remedy

If MCI fails to meet the Denial of Service Response SLA, Customer’s account will be credited at Customers request, the pro-rated charges for one day of the MCI Monthly Fee for the affected Service Customer may obtain no more than [ * ] per day regardless of the number of Denial of Service SLA non-compliances during the day

Denial of Service Response Time – General Conditions

•	A Denial of Service attack is defined as more than 95% bandwidth utilization

•	MCI shall use trouble tickets and other appropriate MCI records to determine, in its sole judgment SLA compliance

•	Customer must notify MCI no later than 30 days after the Denial of Service attack(s) occurred

•	MCI reserves the right to enhance the SLA

10. Scheduled Maintenance

Scheduled Maintenance shall mean any maintenance at the MCI data center at which Customer’s server is located (a) of which Customer is notified 72 hours in advance and (b) that is performed during a standard maintenance window on Tuesdays and Thursdays from 3 AM to 6 AM local time (of such MCI data center). Notice of Scheduled Maintenance will be provided to Customer’s designated point of contact by a method elected by MCI (telephone, email or pager). MCI shall not schedule any maintenance which by design would impair any service directly. MCI may schedule and perform maintenance under the terms of this Section which may impact the redundancy of a service element. MCI shall use commercially reasonable efforts to avoid Emergency Maintenances activities which may impair a service directly. MCI will notify Customer promptly before performing emergency maintenances with as much notice as is practical, and/or will notify Customer immediately upon the completion of such maintenance

Premium Data Center Services Pricing Schedule (US Only)

I.	EQUIPMENT SPACE OPTIONS

Equipment Space Options Cabinet	Install Fee		Monthly Charge (each)
Web-server Cabinet	[	* ]	$	[	* ]
Web-server Half Cabinet	[	* ]	$	[	* ]

Cage (minimum footprint of 5 Cabinets)	Install Fee		Monthly Charge (each)
One 1 Web-server Cabinet in a Cage	[	* ]	$	[	* ]
One 1 Two-Post Rack in a Cage	[	* ]	$	[	* ]
Custom (Single Cabinet footprint in a Cage.)	[	* ]	$	[	* ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange

Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

II.	POWER OPTIONS

A.	STANDARD POWER. Each cabinet is provisioned with 20 Amp 110 Volt AC Power unless an Optional Power Upgrade is selected in lieu of Standard Power.

B.	OPTIONAL POWER UPGRADES

Power	Install Fee (each)			Monthly Charge (each) (Not Discountable)
30 amp 110 volt	$	[	* ]	$	[	* ]
50 amp 110 volt	$	[	* ]	$	[	* ]
20 amp 208 volt	$	[	* ]	$	[	* ]
30 amp 208 volt	$	[	* ]	$	[	* ]
50 amp 208 volt	$	[	* ]	$	[	* ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange

Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

C.	ADDITIONAL POWER OPTIONS (Supplemental power to Standard Power Options or to Optional Power Upgrades). DC Power is not available in the San Jose data center. MCI pre-approval must be obtained before ordering DC Power in the Elmsford Richardson or Atlanta Data Center.

AC Power	Install Fee (each)			Monthly Charge (each) (Not Discountable)
20 amp 110 volt	$	[	* ]	$	[	* ]
30 amp 110 volt	$	[	* ]	$	[	* ]
50 amp 110 volt	$	[	* ]	$	[	* ]
20 amp 208 volt	$	[	* ]	$	[	* ]
30 amp 208 volt	$	[	* ]	$	[	* ]
50 amp 208 volt	$	[	* ]	$	[	* ]

DC Power	Install Fee (each)		Monthly Charge (each) (Not Discountable)
30 amp	[	* ]	$	[	* ]
35 amp	[	* ]	$	[	* ]
40 amp	[	* ]	$	[	* ]
45 amp	[	* ]	$	[	* ]
50 amp	[	* ]	$	[	* ]
55 amp	[	* ]	$	[	* ]
60 amp	[	* ]	$	[	* ]

III.	CABINET CABLING

Enables Inter-connections between multiple cabinets of the same customer Also may be used to establish connectivity between different customers if both parties agree

Cable Type	Install Fee (each)
Twisted Pair Copper (Cat 5)	$	[	* ]

IV.	CROSS-CONNECTS

Cable Type	Monthly Charge (each)
POTS Line Cable	$	[	* ]
Twisted Pair Cable (DS-1)	$	[	* ]
Coax Cable (DS3)	$	[	* ]
Fiber Cable (OCx, Gigabit Ethernet)	$	[	* ]

V.	ADDITIONAL ON-SITE TECHNICAL SUPPORT (“Hands and Eyes Support”)

First [ * ] hours per month of Hands-and-Eyes Support are provided at no charge Thereafter Hands-and-Eyes Support is billed at $[ * ] per hour in 15-minute increments

Premium Data Center Services Internet Bandwidth Pricing Schedule (US Only)

I.	PRIMARY INTERNET CONNECTIVITY

A.	TIERED SERVICE

Bandwidth Tier	Install Fee			Monthly Charge
1 Mbps	$	[	* ]	$	[	* ]
1.5 Mbps	$	[	* ]	$	[	* ]
3 Mbps	$	[	* ]	$	[	* ]
6 Mbps	$	[	* ]	$	[	* ]
10 Mbps	$	[	* ]	$	[	* ]
15 Mbps	$	[	* ]	$	[	* ]
20 Mbps	$	[	* ]	$	[	* ]

B.	BURSTABLE SERVICES

1.	100 Mbps Burstable service

Monthly Minimum Usage Commitment	Install Fee			Monthly Charge			Overage Charge (per Mpbs)
1 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
1.5 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
3 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
6 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
10 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
15 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
20 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
30 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
50 Mbps	$	[	* ]	$	[	* ]	$	[	* ]

2.	1.000 Mbps Burstable Services. All Internet connectivity for bandwidth over 100 Mbps is delivered over fiber optic circuits. Customer is responsible for providing, at its sole expense, the Gig E card on its side of the connection necessary to accept such a high bandwidth connection and a Layer 3 device that supports 1000 BASE-SX Multi Mode SC connections

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange

Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Monthly Minimum Usage Commitment	Install Fee			Monthly Charge			Overage Charge (per Mbps)
50 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
100 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
500 Mbps	$	[	* ]	$	[	* ]	$	[	* ]

II.	SHADOW INTERNET CONNECTIVITY

Shadow Service is only available with acquisition of Primary Internet Connectivity 100 Mbps of Shadow Internet Connectivity requires acquisition of 100 Mbps or higher Primary Internet Connectivity

Bandwidth Tier	Install Fee			Monthly Charge			Each Mbps > 64Kbps
0 -100 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
>100 Mbps	$	[	* ]	$	[	* ]	$	[	* ]

III.	DOMAIN NAME SERVICE

Data Center Internet Bandwidth includes Domain Name Service (DNS) for hosting one domain name A Fee of $[ * ] per domain name will be charged for each additional DNS domain name hosted by MCI. Customer is responsible for registering and renewing its domain name(s); MCI will not register or renew Customer’s domain names.

IV.	DIVERSE INTERNET CONNECTIVITY

A	TIERED SERVICE

Bandwidth Tier	Install Fee			Monthly Charge
1 Mbps	$	[	* ]	$	[	* ]
1.5 Mbps	$	[	* ]	$	[	* ]
3 Mbps	$	[	* ]	$	[	* ]
6 Mbps	$	[	* ]	$	[	* ]
10 Mbps	$	[	* ]	$	[	* ]
15 Mbps	$	[	* ]	$	[	* ]
20 Mbps	$	[	* ]	$	[	* ]

B	BURSTABLE SERVICES

1	100 Mbps Burstable Services

Monthly Minimum Usage Commitment	Install Fee			Monthly Charge			Overage Charge (per Mbps)
1 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
1.5 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
3 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
6 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
10 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
16 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
20 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
30 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
60 Mbps	$	[	* ]	$	[	* ]	$	[	* ]

2	1,000 Mbps Burstable Services. All Internet connectivity for bandwidth over 100 Mbps is delivered over fiber optic circuits. Customer is responsible for providing, at its sole expense, the Gig E card on its side of the connection necessary to accept such a high bandwidth connection and a Layer 3 device that supports 1000 BASE-SX Multi Mode SC connections

Monthly Minimum Usage Commitment	Install Fee			Monthly Charge			Overage Charge (per Mbps)
50 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
100 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
500 Mbps	$	[	* ]	$	[	* ]	$	[	* ]

V.	LOAD BALANCING

A	LOCAL SERVER LOAD BALANCING (SLB) Service – SLB Service distributes Internet traffic to Customer’s servers located in a single MCI Data Center.

	Install Fee			Monthly Charge
16 VIPs	$	[	* ]	$	[	* ]
32 VIPs	$	[	* ]	$	[	* ]

B	GLOBAL SERVER LOAD BALANCING (GSLB) SERVICE—GSLB Service distributes Internet traffic to Customer’s servers located in two (2) or more MCI Data Centers

	Install Fee (per Facility)			Monthly Charge (per Facility)
16 VIPs	$	[	* ]	$	[	* ]
32 VIPs	$	[	* ]	$	[	* ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange

Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

VI.	BACKUP & RESTORE SERVICES

Customer will receive the Backup & Restore Service described below [ * ] “Local” Backup & Restore Services are available in Atlanta, GA; Ashburn, VA; Boston, MA; Carteret, NJ: Chicago, IL; Los Angeles and San Jose, CA “Network” Backup & Restore Services are available in Denver, CO; Miami, FL; Elmsford, NY; Houston and Richardson, TX; Seattle, WA.

Committed Monthly Storage Usage	Monthly Charge			Charge per GB Used in Excess of Committed Storage Usage
50 GB	$	[	* ]	$	[	* ]
100 GB	$	[	* ]	$	[	* ]
200 GB	$	[	* ]	$	[	* ]
300 GB	$	[	* ]	$	[	* ]
500 GB	$	[	* ]	$	[	* ]
1,000 GB	$	[	* ]	$	[	* ]
2,000 GB	$	[	* ]	$	[	* ]
3,000 GB	$	[	* ]	$	[	* ]
5,000 GB	$	[	* ]	$	[	* ]
10,000 GB	$	[	* ]	$	[	* ]
16,000 GB	$	[	* ]	$	[	* ]
20,000 GB	$	[	* ]	$	[	* ]

Additional Charges	Charge
Install Fee (Per Server)	$	[	* ]
Recall Charge (per Recall Incident)	$	[	* ]
Eject Charge (per Tape)	$	[	* ]

VII.	POP MAILBOXES

	Install Fee	Monthly Charge (Not Discountable)
POP Mailboxes (Max 500)	No Charge	[	* ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange

Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MCI Service Agreement

Services Attachment (Continued)

Special Pricing

for Danger Inc.

During the Term, Customer will receive the following rates and discounts which are IN LIEU OF all standard discounts and will be applied to the standard rates for MCI Service Agreement Service for a [ * ] term commitment and a [ * ] annual volume commitment

Premium Data Center Service (Option 4) Customer will pay the standard rates set forth in the Services Attachment for Premium Data Center Service less the following discounts off of the [ * ] charges for the Service Types set forth below. These discounts are in lieu of any other discounts or promotions

Service Type	Discount
Space	[	* ]%
Bandwidth and Overage	[	* ]%
Cross Connect	[	* ]%

Premium Data Center Service Installation Waiver MCI will waive the space, bandwidth and power installation charges associated with the implementation of Premium Data Center Service under this Agreement

One-Time Credits. Customer will receive [ * ] one-time credits which will be applied against Service Charges incurred under this Agreement provided the credit is applied to no more than [ * ] Customer account numbers per month. The [ * ] in the amount of [ * ] Dollars ($[ * ]) will be applied in the [ * ] monthly billing period following the Effective Date of this Agreement. The [ * ] in the amount of [ * ] Dollars ($[ * ]) will be applied in the [ * ] monthly billing period following the Effective Date of this Agreement. The [ * ] in the amount of [ * ] Dollars ($[ * ]) will be applied in the [ * ] monthly billing period following the Effective Date of this Agreement. CUSTOMER WILL DESIGNATE, IN WRITING, 30 CALENDAR DAYS BEFORE THE CREDIT IS DUE WHERE CREDITS ARE TO BE APPLIED IN FULL with the exception of those charges where Customer has notified MCI in writing of a bona fide dispute. POSTING OF CREDITS CANNOT OCCUR UNTIL FINAL ACCOUNT DIRECTION IS GIVEN. IF WRITTEN CUSTOMER DIRECTION IS NOT PROVIDED WITHIN SAID 30 CALENDAR DAYS THE CREDIT WILL BE APPLIED TO THE OLDEST CUSTOMER BALANCES FOR SERVICES COVERED UNDER THE AGREEMENT

Metro Private Line Service (Option 1). Customer will pay the following rates for Metro Private Line Service based on the Service Type and [ * ] locations set forth below These rates are in lieu of any other rates, discounts or promotions and do not include charges for Access Service

Service Type	[ * ]	[ * ]	Monthly Recurring Charge			Installation Charge
*DS3	850-634 (AT&T Redwood City, CA)	408-273 (MCI - SJ1 Data Center)	$	[	* ]	[	* ]
DS3	925-694	408-273	$	[	* ]	[	* ]
0C3	650-280	408-273	$	[	* ]	[	* ]

*	Customer may terminate any DS3 Metro Private Line circuit at any time during the Term without penalty.

Data Center Set Up Fee. Customer agrees to pay MCI $[ * ] per [ * ] for the first [ * ] of the Initial Term (the “Set Up Fee”). The Set Up Fee will be billed to Customer on a monthly basis on MCI’s monthly bill. The Set Up fee will provide for a) the ability for Customer to utilize up to 80 Amps of power and b) prepare MCI’s San Jose Data Center to handle the increased power requirements

Data Center Custom Net Pricing. The following section indicates, for clarity the net pricing Customer will pay per rack based on power requirements in their custom cage space at the MCI San Jose Premium Data Center:

1. Custom Cage containing 50 Premium Cabinets, with an initial configuration of two (2) NON-redundant 1x20A 110V power strips per cabinet:

•	$[ * ] per two-post rack with 2X20AX110V (40 AMP USABLE )

2. Custom Cage containing 50 Premium Cabinets, with an upgrade two (4) non-redundant* 1x20A 110V power strips per cabinet:

•	$[ * ] per two-post rack with 4X20AX110 (80 AMP USABLE)

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

1

FIRST AMENDMENT TO THE

MCI SERVICE AGREEMENT

This First Amendment to the MCI Service Agreement (“First Amendment”) is entered into as of the dates set forth below, by and between Danger, Inc. (“Customer”) and MCI WORLDCOM Communications, Inc., on behalf of itself and its affiliates and their respective successors (together “MCI”). Provided that this First Amendment is executed by MCI, the rates, charges and discounts contained herein shall be effective on the first (1st) day of the second (2nd) billing cycle following Customer’s signature and delivery of this First Amendment to MCI (“First Amendment Effective Date”).

WITNESSETH:

WHEREAS, Customer and MCI entered into the MCI Service Agreement executed by MCI on October 14, 2004 (the “Agreement”) with respect to certain services to be provided to Customer by MCI, as more particularly described therein; and

WHEREAS, Customer and MCI wish to amend the Agreement to reflect certain changes.

NOW, THEREFORE, in consideration of the premises, the terms and conditions stated herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

31.	Services. Section 1 (“Services”) of the Agreement is hereby amended by deleting this section in its entirety and by replacing it with the following new section.

1.	SERVICES. MCI may provide to Customer the following international, interstate, intrastate and local communications services: Option 1 Access (Network), Option 4 Access (Network), Option 4 Data Center Services – Premium, Option 4 Data Center Services – Premium IP Bandwidth, Option 1 Private Line – Domestic IXC, Option 1 Private Line – Metro and Option 1 Private Line – Access (“Services”) and those identified in the Services Attachments to this Agreement, which are incorporated by reference. The prices and rates for Services listed herein may be purchased by Customer during the Term. Customer will only be billed for Services after Customer has ordered such Services and such Services have been installed (e.g., for Data Center Services, upon the Service Activation Date as defined in Section C of the Terms and Conditions under the Data Center Services (U.S. Only) Service Attachment to this Agreement).

32.	Address Change. The Richardson, Texas address for MCI in Section 23 (“Notice”) of the Agreement is hereby amended by deleting the address in its entirety, and by replacing it with the following new address:

To MCI:

MCI WORLDCOM Communications, Inc.

20855 Stone Oak Parkway

San Antonio, TX 78258

Attn: Customer Service

Email: notice@mci.com

33.	Data Center Custom Net Pricing. The “Data Center Custom Net Pricing” section of the Special Pricing Attachment to the Agreement is hereby amended by adding the following new Subsections:

3.	Premium Data Center Racks. Customer will pay the following rates per rack for Premium Data Center Services.

3.1	Premium Data Center Racks. Customer will have up to 30 racks in either configuration or a combination of both as outlined below:

(a)	Customer will pay $[ * ] per rack for up to an additional 30 premium racks with a configuration of two (2) NON-redundant 1X20A 110V power per rack (40 AMP USABLE); or

(b)	Customer will pay $[ * ] per rack for up to an additional 30 premium racks with a configuration of four (4) NON-redundant 1X20A 110V power per rack (80 AMP USABLE).

3.2	Qualifying Condition. In order to qualify for the rates set forth in Sections 3.1 and 3.2 above, Customer agrees to [ * ] in the [ * ] for the [ * ] of the [ * ].

3.3	[ * ] Fee Waiver. Notwithstanding anything to the contrary in the above section entitled “Premium Data Center Service Installation Waiver: 1) MCI will waive the [ * ] fee per [ * ] of $[ * ] for the [ * ] per Sections 3.1 and 3.2 above, and 2) if Customer terminates any of the [ * ] prior to the expiration of the Term, MCI will debit Customer’s account for a pro rata portion of said [ * ] fee.

34.	Special Pricing. The Special Pricing Attachment to the Agreement is hereby amended by adding the following new Sections:

Installation Waiver. MCI will waive the one-time installation charges associated with the implementation of Services within the 48 contiguous States of the U.S. provided under this Agreement; except for the following services: (i) VPN, (ii) PTT / third party services (including International Access and MCI International), (iii) Data Center (other than as expressly stated above for Premium Data Center Services), (iv) MCI Managed Services, (v) CPE, (vi) MCI Advantage, and (vii) MCI Security. Usage charges, monthly recurring charges, expedite charges, change charges, surcharges, any charges imposed by third parties (including access, egress, jack, or wiring charges), taxes or tax-like surcharges, or other Governmental Charges will not be waived.

Dedicated Access Service (Options 1 and 4). Customer will pay the following monthly recurring local loop charges for Dedicated Access Service (Options 1 and 4) based on Service Type and NPA-NXX. These rates are in lieu of any other rates, discounts or promotions.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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Service Type	NRA-NXX		Monthly Recurring Local Loop Charge
DS3	408-273	*		[	* ]
DS3	949-467		$	[	* ]

*	MCI reserves the right to revise this rate if Customer orders any Type 2 or Type 3 DS3 Dedicated Access circuits at this NPA-NXX.

Domestic Private Line Service (Option 1). Customer will pay the standard MBSI rates for Domestic Private Line Service (Option 1) less the following discounts off the monthly recurring charges for the Service Types set forth below. These discounts are in lieu of any other discounts or promotions.

Service Type	Discount
DS0	[	* ]%
DS1	[	* ]%
DS3	[	* ]%

35.	Entire Agreement. Except as expressly modified by this First Amendment, the Agreement shall be and remain in full force and effect in accordance with its terms and shall constitute the legal, valid, binding and enforceable obligations of Customer and MCI. This First Amendment, the Agreement, and the applicable MCI Tariffs and Service Publication and Price Guide, collectively, are the complete agreement of the parties and supersede any prior agreements or representations, whether oral or written, with respect thereto.

36.	Acceptance Deadline. Pricing and/or promotional benefits in this First Amendment may not be available if it is signed and delivered to MCI after March 28, 2005. Any and all prior offers made to Customer, whether oral or written, shall be superseded by this offer.

IN WITNESS WHEREOF, MCI and Customer have caused this First Amendment to be duly executed by their authorized representatives as of the dates set forth below, effective as of the First Amendment Effective Date.

Danger, Inc.		MCI WORLDCOM Communications, Inc.

By:	/s/ Henry R. Nothhaft	By:	/s/ Suleiman Hessami
Name:	Henry R. Nothhaft	Name:	Suleiman Hessami
Title:	Chairman & CEO	Title:	Senior V.P., Business Development
Date:	3/28/05	Date:	5/13/05

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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SECOND AMENDMENT TO THE

MCI SERVICE AGREEMENT

This Second Amendment to the MCI Service Agreement (“Second Amendment”) is entered into as of the dates set forth below, by and between DANGER INC. (“Customer”) and MCI WORLDCOM COMMUNICATIONS, INC., on behalf of itself and its affiliates and their respective successors (together “MCI”). Provided that this Second Amendment is executed by MCI, the rates, charges and discounts contained herein shall be effective on the first (1st) date of the second (2nd) billing cycle following Customer’s signature and delivery of this Second Amendment to MCI (“Second Amendment Effective Date”).

WITNESSETH:

WHEREAS, Customer and MCI entered into a MCI Service Agreement executed by Customer on October 8, 2004 with respect to certain services to be provided to Customer by MCI, as more particularly described therein, and as amended by that certain first Amendment, executed by Customer on March 28, 2005 (collectively, the MCI Service Agreement and the first Amendment shall be referred to as the “Agreement”).

WHEREAS, Customer and MCI wish to amend the Agreement to reflect certain changes.

NOW, THEREFORE, in consideration of the premises, the terms and conditions stated herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties herein hereby agree as follows:

37.	WAN Defense Mitigation Services. A new Section (WAN Defense Mitigation Services) is added to the Other Services of the Service Attachment to the MCI Service Agreement as follows:

WAN Defense Mitigation Services. MCI will provide to Customer MCI WAN Defense Mitigation Services under the terms and conditions set forth in the Agreement and Schedule 1, which is attached hereto and incorporated herein by reference. MCI WAN Defense Mitigation Services monthly recurring and usage charges, after the application of discounts, will contribute to the AVC.

38.	Entire Agreement. Except as expressly modified by this Second Amendment, the Agreement shall be and remain in full force and effect in accordance with its terms and shall constitute the legal, valid, binding and enforceable obligations of Customer and MCI. This Second Amendment, the Agreement, and the applicable MCI Tariffs and Service Publication and Price Guide, collectively, are the complete agreement of the parties and supersede any prior agreements or representations, whether oral or written, with respect thereto.

39.	Acceptance Deadline. Pricing and/or promotional benefits in this Amendment may not be available if it is signed and delivered to MCI after June 30, 2005. Any and all prior offers made to Customer, whether oral or written, shall be superseded by this offer.

IN WITNESS WHEREOF, MCI and Customer have caused this Second Amendment to be duly executed by their authorized representatives as of the dates set forth below, effective as of the Second Amendment Effective Date.

Danger, Inc.		MCI WORLDCOM Communications, Inc.

By:	/s/ Henry R. Nothhaft	By:	/s/ Suleiman Hessami
Name:	Henry R. Nothhaft		Suleiman Hessami
Title:	Chairman and CEO		Senior Vice President, Business Development
Date:	6//30/05	Date:	7/6/05

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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SCHEDULE 1

WAN DEFENSE MITIGATION

SERVICE ATTACHMENT

(US ONLY)

I. RATES AND CHARGES.

A. Service Term Commitment. Service Term Commitment (“Service Term”) for WAN Defense Mitigation applies to each order under this Service Attachment and shall commence upon the Second Amendment Effective Date and will automatically renew, expire and terminate in accordance with the terms of the Agreement. This service attachment and the related Agreement will apply to orders for WAN Defense Mitigation placed during the term of the Agreement.

B. WAN Defense Mitigation Service. Customer will pay the applicable monthly recurring charge (“MRC”) and the applicable non-recurring charge (“NCR”) based on the shared capacity selected from the table below.

Shared Capacity	NRC			Current 4 Year Term MRC
500mb*	$	[	* ]	$	[	* ]

*	Customer shall pay an install fee for each increment unless such increment is at the same location.

II. TERMS AND CONDITIONS

A. General

This service attachment describes the rates, terms and conditions for the WAN Defense Mitigation service (“WAN Defense Mitigation”). WAN Defense Mitigation provided pursuant to this service attachment is governed by the Guide (www.mci.com/guide) (as applied to Internet, Enhanced and other Non-regulated Products and services), as supplemented by this service attachment and the related master agreement of which it is a part (“Agreement”).

MCI may provide the service directly and/or through its suppliers. References to “MCI” in the provisions of this service attachment and related Agreement that limit liability and disclaim warranties or damages include such suppliers and their affiliates, directors, officers, employees or agents. These limitations are independent of each remedy in the Agreement and are intended to survive and be enforceable under any circumstances without exception. MCI reserves the right to replace, modify, suspend or terminate WAN Defense Mitigation within 90 days of informing Customer by invoice message, email or other reasonable means, if in MCI’s sole discretion, such action is appropriate under the circumstances (e.g., because of the loss of a supplier). A dedicated internet connection of at least a T1 is required for WAN Defense Mitigation. WAN Defense Mitigation is available only in the United States to customers

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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incorporated in the United States under an Agreement governed by the law of one of the United States. WAN Defense Mitigation will be billed in the United States, in U.S. dollars and is only available in the U.S.

B. Service Description

1. WAN Defense Mitigation. WAN Defense Mitigation is a managed network-based traffic analysis service providing anomaly detection and alerts for subscribed customers when their traffic deviates from normal traffic patterns. Traffic deviation is typically a sign that a denial-of-service attack is either enroute or in progress. MCI has the capabilities to divert this malicious traffic away from the subscriber’s network, while maintaining the integrity of the customer’s network if the customer’s network communication is potentially compromised. All equipment associated with WAN Defense Mitigation resides on the MCI network and remains the property of MCI.

A denial-of-service attack (DoS Attack) is one in which a multitude of compromised systems attack a single target by flooding the target system with malicious traffic which essentially exhausts available capacity and denies access to the service by legitimate users.

The WAN Defense Mitigation capabilities include the customer’s ability to trigger a network-based redirection of valid traffic and DoS Attack traffic to pre-deployed mitigation centers; and MCI’s determination of status and metrics associated with any DoS Attack, identification and separation of DoS Attack traffic from legitimate traffic and forwarding of valid traffic back to the customer.

WAN Defense Mitigation will be sold in shared capacity of 500 mb to 3 Gigs of traffic per site. If a customer requires capacity in excess of 3 Gigs of traffic per site, the customer is required to purchase additional capacity in tiers of 500 mb from MCI.

2. Activation. Before activation, Customer must complete and provide the appropriate, current configuration form which will be provided to Customer by a MCI configuration engineer. After proper completion of a configuration form by Customer, MCI will activate the WAN Defense Mitigation service. MCI acknowledges that Customer’s configuration information is “Confidential Information” as defined in the Agreement.

3. Acceptance Testing. To test for proper function of the WAN Defense Mitigation after activation by MCI, a special type of Border Gateway Protocol (BGP) routing announcement is made either by the Customer or by MCI’s Security Operation Center (SOC) into MCI’s BGP routing tables. This routing updated redirects the network traffic to MCI’s mitigation centers, and then down a Generic Router Encapsulation (GRE) tunnel to the Customer – a transparent change for most customers. Once MCI’s SOC has verified the tunnel is functioning and configured as instructed by Customer via a variety of tools, notification of this verification will be sent to Customer, and consequently, WAN Defense Mitigation shall be deemed properly configured and activated. Customer shall conduct and complete acceptance testing within 10 calendar days and configuration and activation has been completed by MCI. If the Customer does not conduct and complete acceptance testing within the aforementioned timeframe, MCI will assume the WAN Defense Mitigation configuration is accurate and commence billing.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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4. Service Configuration. MCI will configure WAN Defense Mitigation in accordance with Customer’s configuration submission sent by Customer to MCI via the email account designated by Customer on the customer configuration form. Customer is required to configure the router it intends to utilize with WAN Defense Mitigation to accept a GRE tunnel and MCI will provide Customer with examples as to how to complete this task. Customer is responsible for confirming that its WAN Defense Mitigation service configuration is configured in accordance with Customer’s preferences prior to and after activation.

5. Administration. After activation and receipt of a Customer administrative request via the MCI SOC web portal (which such request MCI agrees is appropriate in its sole discretion), MCI will administer changes needed for the Customer’s network traffic to be diverted to a MCI mitigation center. The MCI SOC will gather data regarding customer traffic patterns to create a baseline of traffic patterns that shows the allowable traffic to the Customer network and utilize such information when defining parameters associated with the Customer traffic based on what appears to be excess or non-standard traffic activity (“tuning”). Tuning will take place after the initial activation of WAN Defense Mitigation and can be updated quarterly by MCI at Customer’s request. There are no limitations on the number of Customer IP addresses and zone change requests by Customer for WAN Defense Mitigation.

6. Monitoring. WAN Defense Mitigation includes proactive monitoring of the WAN Defense Mitigation MCI provided equipment such as a.) verifying necessary MCI provided equipment is running properly and b.) checks for capacity, utilization, and version updates of applicable software.

7. Reports. MCI will make available daily traffic reports via email account designated by Customer on the Customer configuration form.

8. Disclaimer. WAN Defense Mitigation is provided “As Is” without warranties of any kind. MCI’s entire liability and Customer’s sole and exclusive remedies regarding WAN Defense Mitigation (including without limitation relating to installation and performance) are set forth in the SLA for WAN Defense Mitigation. Customer acknowledges and agrees that (a) WAN Defense Mitigation constitutes only one component of Customer’s overall security program and it’s not a comprehensive security solution, and (b) there is no guarantee that WAN Defense Mitigation will be uninterrupted or error-free or that WAN Defense Mitigation will meet Customer’s requirements.

III. CONDITIONS OF SERVICE

A. Customer Obligations. Customer shall comply with all obligations set forth in this Service Attachment and the related Agreement. In the event of a DoS Attack, Customer is solely responsible for activating WAN Defense Mitigation either by rerouting traffic to an MCI filtering device or contacting MCI in order for MCI to perform such rerouting function. Customer shall also be responsible for discontinuance of the rerouting of traffic at the conclusion of a DoS Attack or may request that MCI discontinue such rerouting of traffic.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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B. Service Activation Date. Billing of MRCs will commence as of the date WAN Defense Mitigation has been accepted (or deemed accepted) by Customer, to be indicated to Customer by the MCI configuration engineer (“Service Action Date”). The initial invoice may contain multiple MRCs. In no event will the Service Activation Date be deemed to have occurred before MCI has configured the WAN Defense Mitigation service and tested the accuracy of the configuration based on the information supplied by the Customer on the configuration form.

C. Termination. If Customer terminates WAN Defense Mitigation ordered under this Service Attachment, or any portion thereof, during a Service Term, except for termination for cause or as permitted in the SLA, such termination shall not be effective until 60 days after MCI receives written notice of termination (the “Termination Effective Date”); and Customer will pay, within 30 days after such Termination Effective Date: (a) [ * ]; plus (b) an amount equal to [ * ], if any; plus (c) an amount equal to [ * ], if applicable (d) a [ * ], provided that, in no event will Customer’s total termination liability exceed the full contract value of the terminated WAN Defense Mitigation service.

D. Export Compliance. Customer acknowledges that the export, import, and use of certain hardware, software and technical data provided hereunder is regulated by the United States and other governments and agreed to comply with all applicable laws and regulations, including the U.S. Export Administration Act, the regulations implemented thereunder by the Department of Commerce, and any other applicable laws or regulations, Customer represents and warrants that it is a U.S. citizen or permanent resident, or a corporation organized under the laws of one or more of the United States of America, that Customer is not procuring WAN Defense Mitigation on behalf of a foreign national, and that Customer is not subject to a U.S. government order suspending, revoking or denying export privileges.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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WAN Defense Mitigation

Service Level Agreement

I. CONFIGURATION AND ACTIVATION SLA

A. Standard: MCI will configure and activate Customer’s WAN Defense Mitigation within 14 days after MCI receives from Customer and validates the Customer configuration form.

B. Remedy: A credit against invoice for the following month equal to 50% of the WAN Defense Mitigation NRC, net of discount and taxes billed to Customer.

C. Limitations: See the General terms provisions below.

II. REACTIVE RESPONSE SLA

A. Standard: MCI will respond within 15 minutes of its SOC receiving effective notice, and confirming the validity of such notice, from Customer that it is under a DoS Attack.

B. Remedy: A credit against invoice for the following month equal to one day’s share of the WAN Defense Mitigation MRC.

C. Limitation: This Restrictive Response SLA is triggered when the SOC receives an alert form Customer that they are under a Dos Attack. For the purpose of this Reactive Response SLA, MCI defines a Dos Attack as an attack that causes more than 95% bandwidth utilization at any given time.

III. ADMINISTRATIVE CHANGE SLA

A. Standard: After activation and receipt of a Customer administrative change request via the MCI SOC web portal (which such request MCI agrees is appropriate in its sole discretion), MCI will complete such administrative changes requested by Customer to the customer’s network traffic within 4 hours.

B. Remedy: A credit equal to one day’s share of the WAN Defense Mitigation MRC for each instance MCI fails to meet the 4 hour standard set forth above.

C. Limitations: This Administrative Change SLA is only triggered when the customer calls the SOC and a ticket is opened by Customer via the phone. The time in which MCI completes the administrative change will be measured from the time the Customer’s trouble ticket is properly opened to the time MCI closes the trouble ticket by confirming its completion of the administrative change. Incomplete or otherwise inadequate requests will not trigger this SLA, and consequently, will not be included in the time measurement. See also the General Terms provisions below.

IV. SHARED CAPACITY SLA

A. Standard: MCI shall ensure that Customer has 100% availability of the shared capacity purchased from MCI for the customer’s use 24/7.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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B. Remedy: A credit equal to one day’s share of the WAN Defense Mitigation MRC.

C. Limitation: If the bandwidth of a DoS Attack exceeds the shared capacity, MCI may choose to drop that additional traffic.

V. GENERAL TERMS

A. Overview. This service level agreement (“SLA”) for WAN Defense Mitigation, which is made a part of the Agreement, is set forth at http://global.mci.com/terms/us/products/index.xml. MCI reserves the right to amend the SLA from time to time effective upon posting of the revised SLA to the URL cited above or other notice to Customer, provided, that in the event of any amendment resulting in a material reduction of the SLA’s service levels or credits, Customer may terminate WAN Defense Mitigation and this Second Amendment without penalty by providing MCI written notice of termination during the 90 days following notice of such amendment. The SLA sets forth Customer’s sole remedies for any claims relating to installation or performance of WAN Defense Mitigation, including any failure to meet any standard set forth in this SLA. MCI’s records and data shall be the basis for all SLA calculations and determinations.

MCI will provide WAN Defense Mitigation in accordance with the standards and remedies set out in this WAN Defense Mitigation SLA. Each individual standard and its related remedy is referred to by the activity to which the standard relates (e.g., Configuration and Activation SLA, Reactive Response SLA, Administrative Change SLA or Shared Capacity SLA). MCI reserves the right to enhance or restrict the WAN Defense Mitigation SLA in whole or in part.

B. Claims. To receive a remedy under the WAN Defense Mitigation SLA, Customer must open an SLA Challenge Trouble Ticket with the SOC by calling 1/800-900-0241 on or before the fifth business day immediately following the date on which the failure occurred. The Customer is provided a ticket number for the claim. MCI will use trouble tickets and other appropriate MCI records to determine, in its sole judgment, whether it met or failed to meet the applicable SLA. All references in this WAN Defense Mitigation SLA to “hours” and “days” means “business hours” and “business days,” unless explicitly stated otherwise. “One day’s share” of the WAN Defense Mitigation MRC is calculated by dividing the WAN Defense Mitigation MRC by the number of days in the billing cycle if a failure to meet a WAN Defense Mitigation SLA occurred. In no event may a Customer receive a total amount of credits for any month that exceeds the WAN Defense Mitigation MRC for that month. The remedies provided in the WAN Defense Mitigation SLA for each SLA are Customer’s sole remedy for any failure by MCI to meet the specified SLA.

C. Exclusions. No WAN Defense Mitigation SLA will apply if all the conditions for Customer to receive the remedy for that SLA have not been met (including both general limitations and the limitations applicable to that particular SLA). The remedies specified in this

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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WAN Defense Mitigation SLA are not available for any failure to meet a SLA resulting from any of the following: (1) a Non-MCI cause (as provided further below); (2) scheduled maintenance; (3) force majeure events, including but not limited to Acts of God, government regulation, labor strikes, natural disaster, and national emergency; (4) any act or omission on the part of any third party other than the LEC/PTT, as applicable; (5) interruptions not reported by Customer, or for which no trouble ticket was opened; (6) a circuit outage (except with respect to the Shared Capacity SLA).

A Non-MCI Clause includes, without limitation, any of the following (as identified on a trouble ticket or otherwise): (a) an incomplete or inaccurate order; (b) a customer-approved change in service configuration; (c) incorrect or incomplete callout information provided by Customer which prevents MCI from completing the trouble diagnosis and service restoration; (d) Customer’s failure or refusal to release the circuit for testing; (e) MCI calling Customer to close a trouble ticket, but Customer being unavailable, or MCI being unable to verify service restoration with a Customer, (f) any other act or omission on the part of Customer, or (g) down time caused by the LEC/PTT local loop for periods where the LEC/PTT’s maintenance support is not available, or (h) any other event beyond the reasonable control of MCI (“Non-MCI Clause”).

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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THIRD AMENDMENT TO THE

MCI SERVICE AGREEMENT

This Third Amendment to the MCI Service Agreement (“Third Amendment”) is entered into as of the dates set forth below, by and between Danger, Inc. (“Customer”) and MCI Network Services, Inc. or MCI Financial Management Corp., as applicable, on behalf of MCI Communications Services, Inc. d/b/a/ Verizon Business Services (individually and collectively “Verizon”). Provided that this Third Amendment is executed by Verizon, the rates, charges and discounts contained herein shall be effective on the first (1st ) day of the second (2nd) billing cycle following Customer’s signature and delivery of this Third Amendment to Verizon (“Third Amendment Effective Date”).

WITNESSETH:

WHEREAS, Customer and Verizon entered into the MCI Service Agreement executed by Verizon on October 14, 2004 (the “Agreement”) with respect to certain services to be provided to Customer by Verizon, as more particularly described therein; and

WHEREAS, Customer and Verizon entered into the following amendments (collectively the Agreement and all amendments hereafter being referred to as the “Agreement”);

First Amendment executed by Verizon on or about May 13, 2005.

Second Amendment executed by Verizon on or about July 6, 2005.

Fourth Amendment executed by Verizon on or about October 26, 2006.

WHEREAS, Customer and Verizon did not execute a Third Amendment prior to the Fourth Amendment and wish to do so now for consistency.

WHEREAS, Customer and Verizon wish to amend the Agreement to reflect certain changes.

NOW, THEREFORE, in consideration of the premises, the terms and conditions stated herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

40.	Reference Name Change. The reference in the Agreement to “MCI Communications Services, Inc. (“MCI”)” is hereby deleted and restated as follows: MCI Network Services, Inc. or MCI Financial Management Corp., as applicable, on behalf of MCI Communications Services, Inc. d/b/a/ Verizon Business Services (individually and collectively “Verizon”). All references to “MCI” are hereby amended to read “Verizon” and all references to “MCI Business Services I” or “MBSI” are hereby amended to read “Verizon Business Service I” or “VBSI”.

41.	Data Center Service. Section I.B.2 of the Premium Data Center Services Internet Bandwidth Pricing Schedule (US Only) of the Data Center Services (US Only) Service Attachment to the Agreement is hereby amended by adding the following new services, in consecutive order, to the table thereof:

Monthly Minimum Usage Commitment	Install Fee			Monthly Charge			Overage Charge (per Mbps)
150 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
200 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
250 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
350 Mbps	$	[	* ]	$	[	* ]	$	[	* ]

42.	Data Center Service. Section IV.B.2 of the Premium Data Center Services Internet Bandwidth Pricing Schedule (US Only) of the Data Center Services (US Only) Service Attachment to the Agreement is hereby amended by adding the following new services, in consecutive order, to the end of the table thereof:

Monthly Minimum Usage Commitment	Install Fee			Monthly Charge			Overage Charge (per Mbps)
150 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
200 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
250 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
350 Mbps	$	[	* ]	$	[	* ]	$	[	* ]

43.	Special Pricing. The “Service Type” and “Discount” table in the Premium Data Center Service (Option 4) section of the Special Pricing Attachment to the Agreement is hereby deleted and replaced s follows:

Service Type	Discount
Space	[	* ]%
Bandwidth and Overage (except for the table below)	[	* ]%
Gross Connect	[	* ]%

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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Service Type	Discount
Bandwidth and Overage for 1,000 Mbps Burstable Services (Primary Internet Connectivity and Diverse Internet Connectivity) at the following speeds:
160 Mbps	[	* ]%
200 Mbps	[	* ]%
250 Mbps	[	* ]%
350 Mbps	[	* ]%
500 Mbps	[	* ]%

44.	Data Center Service Orders. This Amendment does not constitute an order by Customer for the Services priced herein and will not be construed as an obligation by Customer to order said Services. Customer will need to comply with the order process set forth in Section III.D (“Order Process”) of the Data Center Services (US Only) Service Attachment of the Agreement in order to receive said Services.

45.	Entire Agreement. Except as expressly modified by this Third Amendment, the Agreement shall be and remain in full force and effect in accordance with its terms and shall constitute the legal, valid, binding and enforceable obligations of Customer and Verizon. This Third Amendment, the Agreement, and the applicable Verizon Tariffs and Service Publication and Price Guide, collectively, are the complete agreement of the parties and supersede any prior agreements and representations, whether oral or written, with respect thereto.

46.	Acceptance Deadline. Pricing and/or promotional benefits in this Third Amendment may not be available if it is signed and delivered to Verizon after June 28, 2006. Any and all prior offers made to Customer, whether oral or written, shall be superseded by this offer.

IN WITNESS WHEREOF, Verizon and Customer have caused this Third Amendment to be duly executed by their authorized representatives as of the dates set forth below, effective as of the Third Amendment Effective Date.

Danger, Inc.		MCI Network Services, Inc. or MCI Financial Management Corp., as applicable

By:	/s/ Donn Dobkin	By:	/s/ Suleiman Hessami
Name:	Donn Dobkin	Name:	Suleiman Hessami
Title:	VP, Service Operations	Title:	VP, Pricing and Contract Management
Date:	6/26/06	Date:	7/7/06

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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FOURTH AMENDMENT TO THE

MCI SERVICE AGREEMENT

This Fourth Amendment to the MCI Service Agreement (“Fourth Amendment”) is entered into as of the dates set forth below, by and between Danger, Inc. (“Customer”) and MCI Communications Services, Inc., on behalf of itself and its affiliates and their respective successors (together “MCI”). Provided that this Fourth Amendment is executed by MCI, the rates, charges and discounts contained herein shall be effective on the first (1st) day of the second (2nd) billing cycle following Customer’s signature and delivery of this Fourth Amendment to MCI (“Fourth Amendment Effective Date”).

WITNESSETH:

WHEREAS, Customer and MCI entered into the MCI Service Agreement executed by MCI on October 14, 2004 (the “Agreement”) with respect to certain services to be provided to Customer by MCI, as more particularly described therein; and

WHEREAS, Customer and MCI entered into the following amendments (collectively the Agreement and all amendments hereafter being referred to as the “Agreement”):

First Amendment executed by MCI on or about May 13, 2005.

Second Amendment executed by MCI on or about July 6, 2005.

Third Amendment executed by MCI on or about                         , 2005.

WHEREAS, Customer and MCI wish to amend the Agreement to reflect certain changes.

NOW, THEREFORE, in consideration of the premises, the terms and conditions stated herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

47.	Name Change. MCI WorldCom Communications, Inc. has changed its name to “MCI Communications Services, Inc.” and the Agreement is herby amended as follows:

(a)	The first sentence of the first paragraph of the Agreement is hereby amended to read as follows:

“This Agreement, together with any Attachments and Schedules (“Agreement”), is made by and between MCI Communications Services, Inc. (“MCI”), on behalf of itself and its affiliates and successors and Danger, Inc. (“Customer”).”

(b)	All references to “MCI WorldCom Communications, Inc.” are hereby amended to read “MCI Communications Services, Inc.”.

48.	Special Pricing. The Special Pricing Attachment to the Agreement is hereby amended by adding the following new Section:

One-Time Credit. Customer shall receive a one-time credit of $[ * ], which will be applied in the first monthly billing period of the Term following the Fourth Amendment Effective Date and will be applied against customer’s Interstate Total Service Charges. The total credit will be applied by MCI within a period of one month provided the credit is applied to no more than 10 Customer account numbers per month. Customer will designate, in writing, 30 calendar days before the credit is due where credits are to be applied in full, with the exception of those charges where Customer has notified MCI in writing of a dispute. Posting of credits cannot occur until final account direction is given. If written Customer direction is not provided within said 30 calendar days, the credit will be applied to the oldest Customer balances. If Customer’s Interstate Total Service Charges for such monthly billing period are less than the One-Time Credit, the excess amount of such One-Time Credit will then be applied to Customer’s Interstate Total Service Charges in the next consecutive monthly billing period. In no event will the amount of any such One-Time Credit exceed Customer’s Interstate Total Service Charges for the monthly billing period in which such credit is to be applied.

49.	Metro Private Line Service (Option 1). The Metro Private Line Service (Option 1) section of the Special Pricing Attachment to the Agreement is hereby amended by adding the following new service to the end of the table thereof:

Service Type	[ * ] Origination	[ * ] Termination	Monthly Recurring Charge			Installation Charge
DS3	925-288	408-273	$	[	* ]	[	* ]

50.	Entire Agreement. Except as expressly modified by this Fourth Amendment, the Agreement shall be and remain in full force and effect in accordance with its terms and shall constitute the legal, valid, binding and enforceable obligations of Customer and MCI. This Fourth Amendment, the Agreement, and the applicable MCI Tariffs and Service Publication and Price Guide, collectively, are the complete agreement of the parties and supersede any prior agreements or representations, whether oral or written, with respect thereto.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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51.	Acceptance Deadline. Pricing and/or promotional benefits in this Fourth Amendment may not be available if it is signed and delivered to MCI after October 19, 2005. Any and all prior offers made to Customer, whether oral or written, shall be superseded by this offer.

IN WITNESS HEREOF, MCI and Customer have caused this Fourth Amendment to be duly executed by their authorized representatives as of the dates set forth below, effective as of the Fourth Amendment Effective Date.

Danger, Inc.		MCI Communications Services, Inc.

By:	/s/ Henry R. Nothhaft	By:	/s/ Suleiman Hessami
Name:	Henry R. Nothhaft		Suleiman Hessami
Title:	Chairman and CEO		Senior Vice President, Business Development
Date:	October 14, 2005	Date:	October 26, 2005

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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FIFTH AMENDMENT TO THE

MCI SERVICE AGREEMENT

This amendment to the MCI Service Agreement (“Fifth Amendment”) is entered into as of the dates set forth below, by and between Danger, Inc. (“Customer”) and MCI Network Services, Inc. or MCI Financial Management Corp., as applicable, on behalf of MCI Communications Services, Inc. d/b/a/ Verizon Business Services (“Verizon”). Provided that this Fifth Amendment is executed by Verizon, the rates, charges and discounts contained herein will be effective on this first (1st) day of the second (2nd) billing cycle following Customer’s signature and delivery of this Fifth Amendment to Verizon (“Fifth Amendment Effective Date”).

WITNESSETH:

WHEREAS, Customer and Verizon entered into the MCI Service Agreement executed by Verizon on October 14, 2004 (the “Agreement”) with respect to certain services to be provided to Customer by Verizon, as more particularly described therein; and as amended by that certain First Amendment executed by Verizon on May 13, 2005 and as amended by that certain Second Amendment executed by Verizon on July 6, 2005 and as amended by that certain Third Amendment executed by Verizon on July 7, 2008 and as amended by that certain Fourth Amendment executed by Verizon on October 28, 2005 (collectively, the Original Agreement and all amendments shall be referred to as the “Agreement”);

WHEREAS, Customer and Verizon wish to amend the Agreement to reflect certain changes.

NOW, THEREFORE, in consideration of the premises, the terms and conditions stated herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

52.	MCI Legacy Company Limitations. Except as expressly stated otherwise, promotional credits, discounts and other benefits under the Agreement do not apply to services provided by any entity other than an MCI Legacy Company. “MCI Legacy Company” means a Verizon affiliate providing Services under this Agreement that was an affiliate of MCI, Inc. prior to the acquisition of MCI, Inc. by Verizon Communications Inc., including the following entities: MCI Communications Services, Inc.; MCImetro Access Transmission Services, L.L.C.; MCImetro Access Transmission Services of Virginia, Inc.; or MCImetro Access Transmission Services of Massachusetts, Inc. Notwithstanding the name change described in paragraph 1 above, any pricing, SLAs and other contractual benefits based on certain network, circuits or other facilities being owned, provided or otherwise identified with an MCI Legacy Company or its predecessors (e.g., “on-net,” “Type 1”) do not apply where the related network, circuits or other facilities are owned, provided or otherwise identified with a company other than an MCI Legacy Company. All Services provided under the Agreement will be deemed to be provided by an MCI Legacy Company unless expressly noted otherwise in the Agreement.

53.	Data Center Service. The Data Center Services (US Only) Service Attachment to the Agreement is hereby amended as follows:

(a)	Section III (“Terms and Conditions”), on page 8 of the Original Agreement, is hereby amended by adding the following new sentence to the second bullet point (“AC power (2x20 Amp 110 Volt)…”) of Subsection A.3(i);

“Please refer to Section II.D (“Maximum Power Loads”) of the Premium Data Center Services Pricing Schedule (US Only) regarding the maximum load a circuit can carry.”

(b)	Section III (“Terms and Conditions”), on page 13 of the Original Agreement is hereby amended by adding the following new sentence to the end of Subsection I. (Facility Floor Plans);

“Please refer to Section II.D (“Maximum Power Loads”) of the Premium Data Center Services Pricing Schedule (US Only) regarding the maximum load a circuit can carry.”

(c)	Section II (“Power Options”) of the Premium Data Center Services Pricing Schedule (US Only) on page 16 of the Original Agreement, is hereby amended by adding the following new subsection:

D.	Maximum Power Loads.

1.	Customer will ensure the Equipment will not exceed 80 percent of the electrical load of the circuit breaker rating and shall be reasonable for any outage resulting from the Equipment exceeding such level 80 percent load of the circuit breaker rating Permanent use of extension cords is prohibited.

2.	Customer acknowledges and understands that all Data Center circuits provided under this Agreement can only support a maximum load of 80 percent of the stated power amperage. For example, if a circuit is 2X20AX110V, each circuit can carry 80 percent of 20 amps at any given time, or 18 amps per circuit. This applies across all amperage levels.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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54.	Data Center Service. The Agreement is hereby amended as follows:

(a)	All references in the Agreement to the term “usable” in the context of amperage are hereby deleted.

(b)	The “Data Center Custom Net Pricing” section of this Special Pricing Attachment to the Agreement is hereby amended as follows:

(i)	Subsection 1 is hereby amended by deleting the reference to “(40 AMP USABLE).”

(ii)	Subsection 2 is hereby amended by deleting the reference to “(80 AMP USABLE).”

(iii)	Subsection 3.1(a) is hereby amended by deleting the reference to “(40 AMP USABLE).”

(iv)	Subsection 3.1(b) is hereby amended by deleting the reference to “(80 AMP USABLE).”

55.	Data Center Custom Net Pricing. Effective as of the Fifth Amendment Effective Data, the “Data Center Custom Net Pricing” section of the Special Pricing Attachment to the Agreement is hereby amended by adding the following new Subsections:

4.	For Custom Cage power, Customer will pay a monthly recurring charge of $[ * ] for each 1X20A@110V ordered after the Fifth Amendment Effective Date. For example, if Customer orders 40 whips, Customer will be charged 40 whips X $[ * ] for a total of $[ * ] per month.

5.	Premium Data Center Service Installation Waiver. For each 1X20A@110V whip of Custom Cage power that Customer orders after the Fifth Amendment Effective Date, Customer will pay a non-recurring charge of $[ * ] per whip.

5.1	Installation Fee Waiver. Notwithstanding anything to the contrary in the above section entitled “Premium Data Center Service Installation Waiver”: 1) Verizon will waive the one-time installation fee of $[ * ] for the Custom Cage power whips ordered and installed per Section 5 above, and 2) if Customer terminates without replacing any said 1X20A@110V power whip or any cabinet containing said 1X20A@110V power whip prior to the expiration of the Term, Verizon will debit Customer’s account for a pro rata portion of said installation fee. The debit amount, if any, will be determined by the number of Customer’s power whips ordered and installed during the applicable Contract Year in review against the number of such whips remaining installed at the conclusion of said Contract Year, Customer’s Verizon account team will conduct the review and any debit resulting from a review will require the execution of a separate amendment.

56.	Entire Agreement. Except as expressly modified by this Fifth Amendment, the Agreement shall be and remain in full force and effect in accordance with its terms and shall constitute the legal, valid, binding and enforceable obligations of Customer and Verizon. This Fifth Amendment, the Agreement, and the applicable Verizon Tariffs and Service Publication and Price Guide, collectively, are the complete agreement of the parties and supersede any prior agreements and representations, whether oral or written, with respect thereto.

57.	Definitions. All capitalized terms used herein and not expressly defined herein shall have the respective meanings given to such terms in the Agreement.

58.	Acceptance Deadline. Pricing and/or promotional benefits in this Fifth Amendment may not be available if it is signed and delivered to Verizon after August 24, 2006. Any and all prior offers made to Customer, whether oral or written, shall be superseded by this offer.

IN WITNESS WHEREOF, Verizon and Customer have caused this Fifth Amendment to be duly executed by their authorized representatives as of the dates set forth below, effective as of the Fifth Amendment Effective Date.

Danger, Inc.		MCI Network Services, Inc. or MCI Financial Management Corp., as applicable

By:	/s/ Arnold Magcale	By:	/s/ Suleiman Hessami
Name:	Arnold Magcale	Name:	Suleiman Hessami
Title:	Senior Manager	Title:	VP, Pricing and Contract Management
Date:	8/18/06	Date:	9/11/06

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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SIXTH AMENDMENT TO THE

MCI SERVICE AGREEMENT

This amendment to the MCI Service Agreement (“Sixth Amendment”) is entered into as of the dates set forth below, by and between Danger, Inc. (“Customer”) and Verizon Business Financial Management Corp., on behalf of MCI Communications Services, Inc. d/b/a Verizon Business Services, and applicable MCI Legacy Companies (individually and collectively “Verizon”). Provided that this Ninth Amendment is executed by Verizon, the rates, charges and discounts contained herein will be effective on the first (1st) day of the second (2nd) billing cycle flowing Customer’s signature and delivery of this Sixth Amendment to Verizon (“Sixth Amendment Effective Date”).

WITNESSETH:

WHEREAS, Customer and Verizon entered into the MCI Service Agreement executed by Customer on October 8, 2004 (“Original Agreement”) with respect to certain services to be provided to Customer by Verizon, as more particularly described therein, and as amended by that certain First Amendment executed by Customer on March 28, 2005, as amended by that certain Second Amendment executed by Customer on June 30, 2005, as amended by that certain Third Amendment executed by Customer on June 26, 2006, as amended by that certain Fourth Amendment executed by Customer on October 14, 2005, as amended by that certain Fifth Amendment executed by Customer on August 18, 2006, (collectively, the Original Agreement and all amendments shall be referred to as the “Agreement”);

WHEREAS, Customer and Verizon wish to amend the Agreement to reflect certain changes.

NOW, THEREFORE, in consideration of the premises, the terms and conditions stated herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

59.	Reference Name Change. The reference in the Agreement to “MCI Network Services, Inc. or MCI Financial Management Corp., as applicable, on behalf of MCI Communications Services, Inc. d/b/a Verizon Business Services (“Verizon”) is hereby deleted and restated as follows:

“Verizon Business Financial Management Corp., on behalf of MCI Communications Services, Inc. d/b/a Verizon Business Services, and applicable MCI Legacy Companies (Individually and collectively “Verizon”)”.

60.	Special Pricing Attachment Modification. The “Data Center Custom Net Pricing” section of the Special Pricing Attachment to the Agreement is hereby amended by adding the following new Subsection:

8. Cat6 Cable. In lieu of any other rates, discounts or promotions for one (1) Cat6 cable, Customer’s existing cabinets #W.43 and #W.44 for Premium Data Center Service at the 2030 Fortune Drive, San Jose, CA facility, Customer will pay an install fee of [ * ] ($[ * ]).

61.	Definitions. All capitalized terms used herein and not expressly defined herein shall have the respective meanings given to such terms in the Agreement.

62.	Acceptance Deadline. Pricing and/or promotional benefits in this Sixth Amendment may not be available if it is signed and delivered to Verizon after September 29, 2006. Any and all prior offers made to Customer, whether oral or written, shall be superseded by this offer.

IN WITNESS WHEREOF, Verizon and Customer have caused this Sixth Amendment to be duly executed by their authorized representatives as of the dates set forth below, effective as of the Sixth Amendment Effective Date.

DANGER, INC.		VERIZON BUSINESS FINANCIAL MANAGEMENT CORP.

By:	/s/ Arnold Magcale	By:	/s/ Suleiman Hessami
Name:	Arnold Magcale	Name:	Suleiman Hessami
Title:	Senior Manager, Service Ops	Title:	VP Pricing/Contract Management
Date:	9/21/08	Date:	10 - 19 - 06

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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SEVENTH AMENDMENT TO THE

MCI SERVICE AGREEMENT

This amendment to the MCI Service Agreement (“Seventh Amendment”) is entered into as of the dates set forth below, by and between Danger, Inc. (“Customer”) and Verizon Business Financial Management Corp., on behalf of MCI Communications Services, Inc. d/b/a Verizon Business Services, and applicable MCI Legacy Companies (individually and collectively “Verizon”). Provided that this Seventh Amendment is executed by Verizon, the rates; charges and discounts contained herein will be effective on the first (1st ) day of the second (2nd) billing cycle following Customer’s signature and delivery of this Seventh Amendment to Verizon (“Seventh Amendment Effective Date”).

WITNESSETH:

WHEREAS, Customer and Verizon entered into the MCI Service Agreement executed by Customer on October 8, 2004 (“Original Agreement”) with respect to certain services to be provided to Customer by Verizon, as more particularly described therein, and as amended by that certain First Amendment executed by Customer on March 28, 2005, as amended by that certain Second Amendment executed by Customer on June 30, 2005, as amended by that certain Third Amendment executed by Customer on June 26, 2006, as amended by that certain Fourth Amendment executed by Customer on October 14, 2005 as amended by that certain Fifth Amendment executed by Customer on August 18, 2006 and as amended by that certain Sixth Amendment executed by Customer on             , 2006 (collectively, the Original Agreement and all amendments shall be referred to as the “Agreement”);

WHEREAS, Customer and Verizon wish to amend the Agreement to reflect certain changes.

NOW, THEREFORE, in consideration of the premises, the terms and conditions stated herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

63.	Standard Data Center Service. The Pricing Schedule for Standard Data Center Service set forth in Schedule 2 attached hereto is hereby incorporated into the Data Center (US Only) Service Attachment of the Services Attachment to the Agreement.

64.	Internet Dedicated Service. A new Section (Internet Dedicated Service) is added to the Other Services section of the Services Attachment to the Agreement as follows:

Internet Dedicated Service. Verizon will provide to Customer Internet Dedicated Service under the terms and conditions set forth in the Agreement and Schedule 3, which is attached hereto and incorporated herein by reference. Internet Dedicated Services monthly recurring and usage charges. after the application of discounts, will contribute to the AVC.

65.	Special Pricing Attachment Modification. The “Service Type” and “Discount” table in the Premium Data Center Service (Option 4) section of the Special Pricing Attachment to the Agreement is hereby deleted and replaced as follows:

Service Type	Discount
Space	[	* ]%
Bandwidth and Overage (except for the table below)	[	* ]%
Cross Connect	[	* ]%

Service Type	Discount
Bandwidth and Overage for 1,000 Mbps Burstable Services (Primary Internet Connectivity and Diverse Internet Connectivity) as the following speeds:
50 Mbps	[	* ]%
100 Mbps	[	* ]%
150 Mbps	[	* ]%
200 Mbps	[	* ]%
250 Mbps	[	* ]%
350 Mbps	[	* ]%
500 Mbps	[	* ]%

66.	Special Pricing Attachment Modification. The Special Pricing Attachment to the Agreement is hereby amended by adding the following new sections. The new “Standard Data Center Service – Custom Cage Net Pricing” section below will follow the “Data Center Custom Net Pricing” section currently set forth in the Special Pricing Attachment to the Agreement.

Standard Data Center Service – Custom Cage Net Pricing. Verizon will provide Standard Data Center Service to Customer’s Space (as defined in Section II.A.2 of this Service Attachment) at the 500 Stockton, San Jose Data Center, as follows:

(a)	Pricing. Provided Customer orders seventy (70) racks together with the four (4) power whips per rack described in subpart 1 of this Section A, during the remaining portion of the Term:

(i)	Customer will pay [ * ] $[ * ] per rack for [ * ] racks which will be placed at Customer’s Space located at the [ * ] Data Center. The [ * ] $[ * ] include the [ * ] associated with four (4) 20amp@110 volt non-redundant power whips per rack. As of the Seventh Amendment Effective Date said Space Consists of 1,896 Square fee. The total [ * ] for the [ * ] racks is $[ * ]. The [ * ] racks, including the four (4) 20amp@110 volt non-redundant power whips per rack, and said Space are hereinafter collectively referred to as the “Custom Cage Space.”

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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(ii)	Verizon will waive the [ * ] fee of $[ * ] associated with the [ * ] of the Custom Cage Space.

(iii)	Verizon will waive the [ * ] of $[ * ] associated with 210 additional power whips that Customer may order in support of Customer’s 4x20amp@120volt power requirements [ * ] each whip).

(b)	Conditions of Service.

(i)	Customer Cage Term/Early Termination Charges. The Standard Data Center Service – Custom Cage Space described above must remain in service for [ * ] consecutive months following the Seventh Amendment Effective Date (“Custom Cage Term”). If Customer disconnects any rack, cabinet and/or the entire cage prior to the completion of [ * ] months, Customer will pay a termination charge equal to [ * ]. The amount of the [ * ] of the [ * ] that Customer is to pay will be set forth in an Amendment to this Agreement relevant to the Services hereunder shall survive the expiration of the Agreement until the expiration or termination of the Custom Cage Term.

(ii)	Customer will provide cable management, as Verizon may require of Customer, for the [ * ] racks.

(iii)	Customer will ensure the Equipment will not exceed 80 percent of the electrical load of the circuit breaker rating and shall be responsible for any outage resulting from the Equipment exceeding such level 80 percent load of the circuit breaker rating. Branch circuit monitoring will be employed by Verizon in the Facility to monitor power loads in accordance with the foregoing.

Ethernet Private Line (EPL) – Metro Service (Option 1). In lieu of any other rates, discounts or promotions, and subject to the service term commitment below, for EPL – Metro Service (Option 1) at 1 Gbps between Type 1 – Lit Buildings in San Jose, CA. Customer will pay a [ * ] of [ * ] Dollars ($[ * ]) per circuit. Such rate only applies to circuits which are serviced by MCI Legacy Company-owned facilities. If Customer orders a circuit herein which does not satisfy this condition, then Verizon reserves the right to adjust the rate for such circuit.

(i)	EPL-Metro Circuit Term/Early Termination Charges. In order for Customer to receive the EPL – Metro Service (Option 1) Special Pricing described immediately above, the EPL-Metro circuit must remain in service for forty-eight (48) consecutive months (“Circuit Term”). If Customer disconnections the circuit prior to the completion of forty-eight (48) months, Customer will pay a termination charge equal to the [ * ]. The Private Line (Metro) Service Attachment and the terms of the Agreement relevant to the Services hereunder shall survive the expiration of the Agreement until the expiration or termination of the Circuit Term.

67.	Definitions. All capitalized terms used herein and not expressly defined herein shall have the respective meanings given to such terms in the Agreement.

68.	Acceptance Deadline. Pricing and/or promotional benefits in this Seventh Amendment may not be available if it is signed and delivered to Verizon after September 29, 2006. Any and all prior offers made to Customer, whether oral or written, shall be superseded by this offer.

IN WITNESS WHEREOF, Verizon and Customer have caused this Seventh Amendment to be duly executed by their authorized representatives as of the dates set forth below, effective as of the Seventh Amendment Effective Date.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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DANGER, INC.		VERIZON BUSINESS FINANCIAL MANAGEMENT CORP.

By:	/s/ Henry R. Nothhaft	By:	/s/ Suleiman Hessami
Name:	Hank Nothhaft	Name:	Suleiman Hessami
Title:	Chairman and CEO	Title:	Vice President
Date:	September 28, 2006	Date:	October 5, 2006

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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Schedule 2

Data Center Colocation – United States

Pricing Schedule for Standard Data Centers

No Install Fees are charged for Renewals unless there is a change in configuration.

Discounts, if any, in any other section of the Agreement to which this Schedule 2 is incorporated, applicable to this particular Service shall be applied to the prices set forth below except for MRCs for Power Options which are not discountable:

I.	Equipment Space Options.

Equipment Space	Install Fee			MRC
Telco Cabinet	$	[	* ]	$	[	* ]

II.	Power Option. AC Power is not protected by a UPS.

A.	Standard Power. (one per Cabinet ordered)

Cabinet Space	Install Fee			MRC
AC Power – 20 amp 120 volt	$	[	* ]	$	[	* ]
DC Power – 30 amp	$	[	* ]	$	[	* ]

B.	Option Power Upgrades. Ordered in lieu of Standard Power Option for each Cabinet ordered.

AC Power	Install Fee			MRC
30 amp 120 volt	$	[	* ]	$	[	* ]

DC Power	Install Fee			MRC
35 amp	$	[	* ]	$	[	* ]
40 amp	$	[	* ]	$	[	* ]
45 amp	$	[	* ]	$	[	* ]
50 amp	$	[	* ]	$	[	* ]
55 amp	$	[	* ]	$	[	* ]
60 amp	$	[	* ]	$	[	* ]

C.	Supplemental Power Options. Supplemental Power to Standard Power Options or to Power Upgrades.

AC Power	Install Fee			MRC
20 amp 120 volt	$	[	* ]	$	[	* ]
30 amp 120 volt	$	[	* ]	$	[	* ]

DC Power	Install Fee			MRC
30 amp	$	[	* ]	$	[	* ]
35 amp	$	[	* ]	$	[	* ]
40 amp	$	[	* ]	$	[	* ]
45 amp	$	[	* ]	$	[	* ]
50 amp	$	[	* ]	$	[	* ]
55 amp	$	[	* ]	$	[	* ]
60 amp	$	[	* ]	$	[	* ]

IV.	Cross Connects.

Cross Connect Cable Tape	[ * ] Charge
Twisted Pair Cable (DS-1)	$	[	* ]
Coax Cable (DS3)	$	[	* ]
Fiber Cable (OCx, Gigabit Ethernet)	$	[	* ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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VI.	UPS Units. Verizon provides no maintenance for the UPS units or optional hardware listed below. A rack-mounting kit is included with all UPS units listed below.

UPS Units (with rack mountable kit)	NRC
Powerware 5125 Model – 750 VA	$	[	* ]
Powerware 5125 Model – 1440 VA	$	[	* ]
Powerware 5125 Model – 2880 VA	$	[	* ]
Powereware 5125 Model – 5000 VA	$	[	* ]

Optional Hardware
Optional Powerware Connect UPSX – Remote Management adapter – X-Slot EN, Fast En, 10BaseT, 100 BaseTX-4		[	* ]

Note:	If Customer is ordering additional Verizon Services that are to be associated with Verizon’s Data Center Colocation, these are to be separately contracted.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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Schedule 3

Internet Dedicated Service

Service Attachment

I.	Rates and Charges. Customer will pay the monthly recurring Charge (“MRC”), which are fixed for the Term of this agreement, for internet Dedicated Services (includes Integrated Internet Access Service, Internet Dedicated NxT1 Service, Internal Dedicated T1 Service, Internet Dedicates T3 Service, Internet Dedicated OC3 Service, Internet Dedicated OC12 Service, Internet Dedicated OC48 Service, Internet Dedicated GigE Service, Internet Dedicated Ethernet Service and Internet Dedicated Fast Ethernet Service), (“Internet Dedicated Service”) and attendant options are listed, as applicable, in the Pricing Schedule(s) set forth below. Additional charges are also set forth below. Prices below are for Internet Dedicated Service in the contiguous United States. Local access (“local loop”) service is required to connect Customer’s premises to Verizon’s network hub and is sold separately pursuant to the Network Access Services Service Attachment.

A.	Integrated Internet Access Service

1.	Integrated Internet Access Service. Integrated Internet Access is only available with a Verizon T1 Network Access port that is a carrying one or more additional Verizon Services.

Internet Access Bandwidth	Number of D80 Ports	Start-up Charge			MRC
84 Kbps	1	$	[	* ]	$	[	* ]
128 KBPS	2	$	[	* ]	$	[	* ]
258 Kbps	4	$	[	* ]	$	[	* ]
384 Kbps	6	$	[	* ]	$	[	* ]
512 Kbps	8	$	[	* ]	$	[	* ]
768 Kbps	12	$	[	* ]	$	[	* ]
1024 Kbps	16	$	[	* ]	$	[	* ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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B.	Internet Dedicated NxT1 Service

1.	NxT1 Ports

NxT1 MLFR	Start-up Fee			MRC
2xT1	$	[	* ]	$	[	* ]
3xT1	$	[	* ]	$	[	* ]
4xT1	$	[	* ]	$	[	* ]
5xT1	$	[	* ]	$	[	* ]
5xT1	$	[	* ]	$	[	* ]
6xT1	$	[	* ]	$	[	* ]
7xT1	$	[	* ]	$	[	* ]

Qos Options
Qos for NxT1	$	[	* ]	$	[	* ]

*	Pricing for QoS ports does not vary based on speed or the number of ports selected for QoS. A single flat charge applies to all speeds and all of Customer’s selected NxT1 QoS enabled ports.

2.	Relocation/Retermination Fee: $[ * ]

C.	Internet Dedicated T1 Service

1.	T1 Ports

Service Type	Start-up Fee			MRC
0-128 Kbp Burstable T1	$	[	* ]	$	[	* ]
128.01-256 Kbps Burtstable T1	$	[	* ]	$	[	* ]
256.01-384 Kbps Burstable T1	$	[	* ]	$	[	* ]
384.01-512 Kbps Burstable T1	$	[	* ]	$	[	* ]
Over 512 Kbps Burstable T1	$	[	* ]	$	[	* ]
Tiered 768 Kbps	$	[	* ]	$	[	* ]
Price-Protected T1	$	[	* ]	$	[	* ]
Diverse T1	$	[	* ]	$	[	* ]
Double T1	$	[	* ]	$	[	* ]
Shadow T1*	$	[	* ]	$	[	* ]
ISDN Back-up (128 Kbps)**	$	[	* ]	$	[	* ]

QoS Options
QoS for 768 Kbps		[	* ]	$	[	* ]
QoS for Burstable/Tiered/Price Protected T1	$	[	* ]	$	[	* ]
QoS for Double/Diverse T1	$	[	* ]	$	[	* ]
QoS for Shadow T1	$	[	* ]	$	[	* ]

*	Shadow Service is only available with an equivalent primary service (e.g., Shadow T1 is available only with T1 Service)
**	ISDN lines are not discountable and must be ordered by Customer.

2.	Relocation/Retermination Fee: $[ * ]

D.	Internet Dedicated T3 Service

1.	T3 Ports

T3 Tiered	Start-up Fee			MRC
3 Mbps port	$	[	* ]	$	[	* ]
6 Mbps port	$	[	* ]	$	[	* ]
9 Mbps port	$	[	* ]	$	[	* ]
12 Mbps port	$	[	* ]	$	[	* ]
15 Mbps port	$	[	* ]	$	[	* ]
18 Mbps port	$	[	* ]	$	[	* ]
21 Mbps port	$	[	* ]	$	[	* ]
24 Mbps port	$	[	* ]	$	[	* ]
27 Mbps port	$	[	* ]	$	[	* ]
30 Mbps port	$	[	* ]	$	[	* ]
33 Mbps port	$	[	* ]	$	[	* ]
36 Mbps port	$	[	* ]	$	[	* ]
39 Mbps port	$	[	* ]	$	[	* ]
45 Mbps port	$	[	* ]	$	[	* ]
Shadow T3*	$	[	* ]	$	[	* ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

7

Burstable T3	Start-up Fee			MRC
0-3 Mbps port	$	[	* ]	$	[	* ]
3.01-6 Mbps port	$	[	* ]	$	[	* ]
6.01-7.5 Mbps port	$	[	* ]	$	[	* ]
7.51-9 Mbps port	$	[	* ]	$	[	* ]
9.01-10.5 Mbps port	$	[	* ]	$	[	* ]
10.51-12 Mbps port	$	[	* ]	$	[	* ]
12.01-13.5 Mbps port	$	[	* ]	$	[	* ]
13.51-15 Mbps port	$	[	* ]	$	[	* ]
15.01-16.5 Mbps port	$	[	* ]	$	[	* ]
16.51-18 Mbps port	$	[	* ]	$	[	* ]
18.01-19.5 Mbps port	$	[	* ]	$	[	* ]
19.51-21 Mbps port	$	[	* ]	$	[	* ]
21.01-45 Mbps port	$	[	* ]	$	[	* ]
Shadow T3*	$	[	* ]	$	[	* ]

Burstable Select T3	Start-up Fee			MRC			Overage Per Mbps
5 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
10 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
15 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
20 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
25 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
30 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
35 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
40 mbps	$	[	* ]	$	[	* ]	$	[	* ]

Price Protected T3	Start-up Fee			MRC
Price-Protected T3-45 Mbps	$	[	* ]	$	[	* ]
Shadow T3*	$	[	* ]	$	[	* ]

Double/Diverse T3	Start-up Fee			MRC
Diverse T3	$	[	* ]	$	[	* ]
Double T3	$	[	* ]	$	[	* ]

QoS Options
QoS for Burstable/Burstable Select/Price Protected T3	$	[	* ]	$	[	* ]
QoS for Double/Diverse T3	$	[	* ]	$	[	* ]
QoS for Shadow T3	$	[	* ]	$	[	* ]

*	Shadow Service is only available with an equivalent primary Service (e.g., Shadow T3 is available only with T3 Service).
**	Pricing for QoS ports does not vary based on speed or the number of ports selected for QoS. A single flat charge applies to all speeds and all of Customer’s selected QoS enabled ports.

2.	Relocation/Retermination Fee: $[ * ]

E.	Internet Dedicated OC3 Service Pricing Schedule

1.	OC3 Ports

Tiered OC3	Start-up Fee			MRC
60 Mbps port	$	[	* ]	$	[	* ]
70 Mbps port	$	[	* ]	$	[	* ]
80 Mbps port	$	[	* ]	$	[	* ]
90 Mbps port	$	[	* ]	$	[	* ]
100 Mbps port	$	[	* ]	$	[	* ]
155 Mbps port	$	[	* ]	$	[	* ]
Shadow OC3*	$	[	* ]	$	[	* ]

Burstable OC3	Start-up Fee			MRC
0-45 Mbps	$	[	* ]	$	[	* ]
45.01-60 Mbps	$	[	* ]	$	[	* ]
60.01-70 Mbps	$	[	* ]	$	[	* ]
70.01-80Mbps	$	[	* ]	$	[	* ]
80.01-90 Mbps	$	[	* ]	$	[	* ]
90.01-100 Mbps	$	[	* ]	$	[	* ]
100.01-155 Mbps	$	[	* ]	$	[	* ]
Shadow OC3*	$	[	* ]	$	[	* ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

8

Burstable Select OC3	Start-up Fee			MRC			Overage Per Mbps
30 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
40 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
50 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
60 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
80 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
100 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
120 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
135 Mbps	$	[	* ]	$	[	* ]	$	[	* ]

Price Protected OC3	Start-up Fee			MRC
Price-Protected OC3	$	[	* ]	$	[	* ]
Shadow OC3*	$	[	* ]	$	[	* ]

Double/Diverse T3	Start-up Fee			MRC
Diverse OC3	$	[	* ]	$	[	* ]
Double OC3	$	[	* ]	$	[	* ]

*	Shadow Service is only available with an equivalent primary Service (e.g., Shadow OC3 is available only with OC3 Service).

2.	Relocation/Retermination Fee: $[ * ]

F.	Internet Dedicated OC12 Service

1.	OC12 Ports

Tiered OC12	Start-up Fee			MRC
150 Mbps port	$	[	* ]	$	[	* ]
160 Mbps port	$	[	* ]	$	[	* ]
180 Mbps port	$	[	* ]	$	[	* ]
200 Mbps port	$	[	* ]	$	[	* ]
250 Mbps port	$	[	* ]	$	[	* ]
300 Mbps port	$	[	* ]	$	[	* ]
350 Mbps port	$	[	* ]	$	[	* ]
622 Mbps port	$	[	* ]	$	[	* ]
Shadow OC12*	$	[	* ]	$	[	* ]

Burstable OC12	Start-up Fee			MRC
0-150 Mbps	$	[	* ]	$	[	* ]
150.01-200 Mbps	$	[	* ]	$	[	* ]
200.01-250 Mbps	$	[	* ]	$	[	* ]
250.01-300 Mbps	$	[	* ]	$	[	* ]
300.01-350 Mbps	$	[	* ]	$	[	* ]
350.01-400 Mbps	$	[	* ]	$	[	* ]
400.01-450 Mbps	$	[	* ]	$	[	* ]
450.01-500 Mbps	$	[	* ]	$	[	* ]
500.01-550 Mbps	$	[	* ]	$	[	* ]
550.01-622 Mbps	$	[	* ]	$	[	* ]
Shadow OC12*	$	[	* ]	$	[	* ]

Burstable Select OC12	Start-up Fee			MRC			Overage Per Mbps
50 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
75 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
100 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
150 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
200 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
250 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
300 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
400 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
500 Mbps	$	[	* ]	$	[	* ]	$	[	* ]

Price Protected OC12	Start-up Fee			MRC
Price-Protected OC12	$	[	* ]	$	[	* ]
Shadow OC12*	$	[	* ]	$	[	* ]

Double/Diverse OC12	Start-up Fee			MRC
Diverse OC12	$	[	* ]	$	[	* ]
Double OC12	$	[	* ]	$	[	* ]

*	Shadow Service is only available with an equivalent primary Service (e.g., Shadow OC12 is available only with OC12 Service).

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

9

2.	Relocation/Retermination Fee: $[ * ]

G.	Internet Dedicated OC48 Service

1.	OC48 Ports. Hawaii and Puerto Rico are not included in U.S. pricing for this product. OC-48 is not available in these locations.

Tiered OC48	Start-up Fee			MRC
400 Mbps	$	[	* ]	$	[	* ]
500 Mbps	$	[	* ]	$	[	* ]
600 Mbps	$	[	* ]	$	[	* ]
750 Mbps	$	[	* ]	$	[	* ]
1000 Mbps	$	[	* ]	$	[	* ]
1250 Mbps	$	[	* ]	$	[	* ]
1500 Mbps	$	[	* ]	$	[	* ]
1750 Mbps	$	[	* ]	$	[	* ]
2000 Mbps	$	[	* ]	$	[	* ]
2250 Mbps	$	[	* ]	$	[	* ]
2488 Mbps	$	[	* ]	$	[	* ]

Burstable OC48	Start-up Fee			MRC
0-500 Mbps	$	[	* ]	$	[	* ]
501-750 Mbps	$	[	* ]	$	[	* ]
751-1,000 Mbps	$	[	* ]	$	[	* ]
1,001-1,250 Mbps	$	[	* ]	$	[	* ]
1,251-1,500 Mbps	$	[	* ]	$	[	* ]
1,501-1,750 Mbps	$	[	* ]	$	[	* ]
1,751-2,000 Mbps	$	[	* ]	$	[	* ]
2,001-2,250 Mbps	$	[	* ]	$	[	* ]
2,251-2,488 Mbps	$	[	* ]	$	[	* ]

Burstable Select OC48	Start-up Fee			MRC			Overage Per Mbps
200 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
300 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
400 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
500 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
600 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
750 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
1000 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
1250 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
1500 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
1750 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
2000 Mbps	$	[	* ]	$	[	* ]	$	[	* ]

Price Protected OC48	Start-up Fee			MRC
Price-Protected	$	[	* ]	$	[	* ]
Shadow	$	[	* ]	$	[	* ]

Double/Diverse OC48	Start-up Fee			MRC
Double/Diverse	$	[	* ]	$	[	* ]

*	Shadow Service is only available with an equivalent primary Service (e.g., Shadow OC48 is available only with OC48 Service).

2.	Relocation/Retermination Fee: $[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

10

H.	Internet Dedicated GigE Service

1.	GigE Bandwidth

Burstable GigE	Start-up Fee			MRC
0 – 100 Mbps	$	[	* ]	$	[	* ]
100.01 – 150 Mbps	$	[	* ]	$	[	* ]
150.01 – 200 Mbps	$	[	* ]	$	[	* ]
200.01 – 250 Mbps	$	[	* ]	$	[	* ]
250.01 – 300 Mbps	$	[	* ]	$	[	* ]
300.01 – 350 Mbps	$	[	* ]	$	[	* ]
350.01 – 400 Mbps	$	[	* ]	$	[	* ]
400.01 – 450 Mbps	$	[	* ]	$	[	* ]
450.01 – 500 Mbps	$	[	* ]	$	[	* ]
500.01 – 550 Mbps	$	[	* ]	$	[	* ]
550.01 – 600 Mbps	$	[	* ]	$	[	* ]
600.01 – 650 Mbps	$	[	* ]	$	[	* ]
650.01 – 700 Mbps	$	[	* ]	$	[	* ]
700.01 – 750 Mbps	$	[	* ]	$	[	* ]
750.01 – 800 Mbps	$	[	* ]	$	[	* ]
800.01 – 850 Mbps	$	[	* ]	$	[	* ]
850.01 – 900 Mbps	$	[	* ]	$	[	* ]
900.01 – 950 Mbps	$	[	* ]	$	[	* ]
950.01 – 1000 Mbps	$	[	* ]	$	[	* ]
Shadow GigE*	$	[	* ]	$	[	* ]

Burstable Select GigE	Start-up Fee			MRC			Overage Per Mbps
75 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
100 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
150 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
200 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
250 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
300 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
400 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
500 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
600 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
750 Mbps	$	[	* ]	$	[	* ]	$	[	* ]

Price Protected GigE	Start-up Fee			MRC
Price-Protected GigE	$	[	* ]	$	[	* ]
Shadow GigE*	$	[	* ]	$	[	* ]

Double/Diverse GigE	Start-up Fee			MRC
Diverse GigE	$	[	* ]	$	[	* ]
Double GigE	$	[	* ]	$	[	* ]
Shadow GigE*	$	[	* ]	$	[	* ]

*	Shadow Service is only available with an equivalent primary GigE Service.

2.	Relocation/Retermination Fee: $1,000

I.	Internet Dedicated Ethernet Service

1.	Internet Dedicated Ethernet Bandwidth

Tiered	Start-up Fee			MRC
1 Mbps	$	[	* ]	$	[	* ]
2 Mbps	$	[	* ]	$	[	* ]
3 Mbps	$	[	* ]	$	[	* ]
4 Mbps	$	[	* ]	$	[	* ]
5 Mbps	$	[	* ]	$	[	* ]
6 Mbps	$	[	* ]	$	[	* ]
7 Mbps	$	[	* ]	$	[	* ]
8 Mbps	$	[	* ]	$	[	* ]
9 Mbps	$	[	* ]	$	[	* ]
10 Mbps	$	[	* ]	$	[	* ]
15 Mbps	$	[	* ]	$	[	* ]
20 Mbps	$	[	* ]	$	[	* ]
25 Mbps	$	[	* ]	$	[	* ]
30 Mbps	$	[	* ]	$	[	* ]
35 Mbps	$	[	* ]	$	[	* ]
40 Mbps	$	[	* ]	$	[	* ]
50 Mbps	$	[	* ]	$	[	* ]
60 Mbps	$	[	* ]	$	[	* ]
70 Mbps	$	[	* ]	$	[	* ]
80 Mbps	$	[	* ]	$	[	* ]
90 Mbps	$	[	* ]	$	[	* ]
100 Mbps	$	[	* ]	$	[	* ]
150 Mbps	$	[	* ]	$	[	* ]
200 Mbps	$	[	* ]	$	[	* ]
250 Mbps	$	[	* ]	$	[	* ]
300 Mbps	$	[	* ]	$	[	* ]
350 Mbps	$	[	* ]	$	[	* ]
400 Mbps	$	[	* ]	$	[	* ]
500 Mbps	$	[	* ]	$	[	* ]
600 Mbps	$	[	* ]	$	[	* ]
700 Mbps	$	[	* ]	$	[	* ]
800 Mbps	$	[	* ]	$	[	* ]
1,000 Mbps	$	[	* ]	$	[	* ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

11

Burstable 10 Mbps	Start-up Fee			MRC
0-1 Mbps	$	[	* ]	$	[	* ]
1.01-2 Mbps	$	[	* ]	$	[	* ]
2.01-3 Mbps	$	[	* ]	$	[	* ]
3.01-4 Mbps	$	[	* ]	$	[	* ]
4.01-5 Mbps	$	[	* ]	$	[	* ]
5.01-6 Mbps	$	[	* ]	$	[	* ]
6.01-7 Mbps	$	[	* ]	$	[	* ]
7.01-8 Mbps	$	[	* ]	$	[	* ]
8.01-9 Mbps	$	[	* ]	$	[	* ]
9.01-10 Mbps	$	[	* ]	$	[	* ]

Burstable Select 10 Mbps	Start-up Fee			MRC			Overage Per Mbps
2 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
4 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
6 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
8 Mbps	$	[	* ]	$	[	* ]	$	[	* ]

Burstable 50 Mbps	Start-up Fee			MRC
0-5 Mbps	$	[	* ]	$	[	* ]
5.01-10 Mbps	$	[	* ]	$	[	* ]
10.01-15 Mbps	$	[	* ]	$	[	* ]
15.01-20 Mbps	$	[	* ]	$	[	* ]
20.01-25 Mbps	$	[	* ]	$	[	* ]
25.01-30 Mbps	$	[	* ]	$	[	* ]
30.01-35 Mbps	$	[	* ]	$	[	* ]
35.01-40 Mbps	$	[	* ]	$	[	* ]
40.01-45 Mbps	$	[	* ]	$	[	* ]
45.01-50 Mbps	$	[	* ]	$	[	* ]

Burstable Select 50 Mbps	Start-up Fee			MRC			Overage Per Mbps
5 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
10 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
15 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
20 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
25 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
30 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
35 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
40 Mbps	$	[	* ]	$	[	* ]	$	[	* ]

Burstable 100 Mbps	Start-up Fee			MRC
0-20 Mbps	$	[	* ]	$	[	* ]
20.01-30 Mbps	$	[	* ]	$	[	* ]
30.01-40 Mbps	$	[	* ]	$	[	* ]
40.01-50 Mbps	$	[	* ]	$	[	* ]
50.01-60 Mbps	$	[	* ]	$	[	* ]
60.01-70 Mbps	$	[	* ]	$	[	* ]
70.01-80 Mbps	$	[	* ]	$	[	* ]
80.01-90 Mbps	$	[	* ]	$	[	* ]
90.01-100 Mbps	$	[	* ]	$	[	* ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

12

Burstable Select 100 Mbps	Start-up Fee			MRC			Overage Per Mbps
10 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
20 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
30 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
40 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
50 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
60 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
70 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
80 Mbps	$	[	* ]	$	[	* ]	$	[	* ]

Burstable 600 Mbps	Start-up Fee			MRC
0-50 Mbps	$	[	* ]	$	[	* ]
50.01-100 Mbps	$	[	* ]	$	[	* ]
100.01-150 Mbps	$	[	* ]	$	[	* ]
150.01-200 Mbps	$	[	* ]	$	[	* ]
200.01-250 Mbps	$	[	* ]	$	[	* ]
250.01-300 Mbps	$	[	* ]	$	[	* ]
300.01-350 Mbps	$	[	* ]	$	[	* ]
350.01-400 Mbps	$	[	* ]	$	[	* ]
400.01-500 Mbps	$	[	* ]	$	[	* ]
500.01-600 Mbps	$	[	* ]	$	[	* ]

Burstable Select 600 Mbps	Start-up Fee			MRC			Overage Per Mbps
50 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
100 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
150 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
200 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
250 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
300 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
350 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
400 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
500 Mbps	$	[	* ]	$	[	* ]	$	[	* ]

Burstable Select 1,000 Mbps	Start-up Fee			MRC			Overage Per Mbps
75 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
100 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
150 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
200 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
250 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
300 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
400 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
500 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
600 Mbps	$	[	* ]	$	[	* ]	$	[	* ]
750 Mbps	$	[	* ]	$	[	* ]	$	[	* ]

2.	Relocation/Retermination Fee: $[ * ]

J.	Internet Dedicated Fast Ethernet Service

1.	Internet Dedicated Fast Ethernet (“FE”) Bandwidth

Burstable Select Bandwidth	Start-up Charge			MRC			Per Mbps Overage
FE Port Only Burst Select 1M	$	[	* ]	$	[	* ]	$	[	* ]
FE Port Only Burst Select 2M	$	[	* ]	$	[	* ]	$	[	* ]
FE Port Only Burst Select 4M	$	[	* ]	$	[	* ]	$	[	* ]
FE Port Only Burst Select 6M	$	[	* ]	$	[	* ]	$	[	* ]
FE Port Only Burst Select 8M	$	[	* ]	$	[	* ]	$	[	* ]
FE Port Only Burst Select 10M	$	[	* ]	$	[	* ]	$	[	* ]
FE Port Only Burst Select 20M	$	[	* ]	$	[	* ]	$	[	* ]
FE Port Only Burst Select 30M	$	[	* ]	$	[	* ]	$	[	* ]
FE Port Only Burst Select 40M	$	[	* ]	$	[	* ]	$	[	* ]
FE Port Only Burst Select 50M	$	[	* ]	$	[	* ]	$	[	* ]
FE Port Only Burst Select 60M	$	[	* ]	$	[	* ]	$	[	* ]
FE Port Only Burst Select 70M	$	[	* ]	$	[	* ]	$	[	* ]
FE Port Only Burst Select 80M	$	[	* ]	$	[	* ]	$	[	* ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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Tiered	Start-up Charge			MRC
FE Port Only Tiered 1M	$	[	* ]	$	[	* ]
FE Port Only Tiered 2M	$	[	* ]	$	[	* ]
FE Port Only Tiered 5M	$	[	* ]	$	[	* ]
FE Port Only Tiered 10M	$	[	* ]	$	[	* ]
FE Port Only Tiered 15M	$	[	* ]	$	[	* ]
FE Port Only Tiered 20M	$	[	* ]	$	[	* ]
FE Port Only Tiered 25M	$	[	* ]	$	[	* ]
FE Port Only Tiered 30M	$	[	* ]	$	[	* ]
FE Port Only Tiered 35M	$	[	* ]	$	[	* ]
FE Port Only Tiered 40M	$	[	* ]	$	[	* ]
FE Port Only Tiered 45M	$	[	* ]	$	[	* ]
FE Port Only Tiered 50M	$	[	* ]	$	[	* ]
FE Port Only Tiered 60M	$	[	* ]	$	[	* ]
FE Port Only Tiered 70M	$	[	* ]	$	[	* ]
FE Port Only Tiered 80M	$	[	* ]	$	[	* ]
FE Port Only Tiered 90M	$	[	* ]	$	[	* ]
FE Port Only Tiered 100M	$	[	* ]	$	[	* ]

K.	Internet Dedicated Service Installation. Internet Dedicated Service installation may be scheduled between the hours of 8AM and 7PM ET Monday through Friday (excluding holidays). If Customer requires Internet Dedicated Service Installation outside of these hours, Verizon will charge an additional $500 fee.

L.	Access Charges. Access (“local loop”) circuit charges are separately priced and may be found in the Access portion of the Guide. If Customer orders its own local loop circuits, Verizon’s Network Connection Charge – also set forth in the Guide – shall apply.

M.	Expedited Service Fee. At Customer’s request, Verizon will provide expedited service. Customer shall pay an expedited service fee of $[ * ] per port for all expedited port provisioning. Additional expedited services fees may apply for network access services and Verizon will notify Customer in writing of any such fees prior to performing any Services.

N.	Cancellation Prior to Installation. A $[ * ] per-order charge applies to orders for installation of Internet Dedicated Service which are cancelled by the Customer after submission to Verizon and prior to Installation of Internet Dedicated Service.

II.	Special Pricing.

A.	Internet Dedicated Burstable Select GigE Service. In lieu of all other discounts and promotions, including those set forth herein, Customer will receive the following fixed discounts off the monthly recurring charges and overage per Mbps set forth herein for Internet Dedicated Burstable Select GigE Service, based on the service types set forth below. Access is not eligible for these discounts and is additional.

Internet Dedicated Burstable Select GigE Service Type	Discount off MRC and Overage Per Mbps
75 Mbps	[	* ]%
100 Mbps	[	* ]%
150 Mbps	[	* ]%
200 Mbps	[	* ]%
250 Mbps	[	* ]%
300 Mbps	[	* ]%
400 Mbps	[	* ]%
500 Mbps	[	* ]%
600 Mbps	[	* ]%
750 Mbps	[	* ]%

III.	Terms and Conditions.

A.	The Internet Dedicated Services (“Internet Dedicated Service(s)”) provided pursuant to this Attachment are governed by the Guide provisions relating to Internet Dedicated Service, as supplemented by this Attachment and the related Agreement. Pricing for ATM-to-IP, Frame-to-IP, and Integrated Internet Access (collectively, “Internet Service Options”) are also included, as applicable, in the Pricing Schedule attached hereto.

B.	Minimum Term Commitment. The minimum Service Term for Verizon Internet Dedicated OC-3, OC-12, OC-48 and Ethernet Service and GigE, is one year. If the termination of the Agreement causes a Service Attachment, with any of the aforementioned Services to terminate prior to the expiration of a minimum one-year Service Term, Customer shall be liable for the Early Termination Charges, defined below.

C.	Access. Access to a router at an Verizon Network hub near Customer’s site may be interrupted for (i) scheduled maintenance (usually scheduled during off-hours at an Verizon hub, such as Tuesdays and Thursdays between 3:00 AM and 6:00 AM local time), (ii) emergency maintenance, or (iii) as otherwise set forth in the Agreement.

D.	Verizon Internet Dedicated GigE Services. Verizon’s Internet Dedicated GigE Service is an intra-building connectivity product, and thus the Customer’s demarcation point must reside within the same building as a GigE-qualified Verizon-owned network hub. To ensure proper installation, Verizon will order all telco lines within the telco facility where the Verizon hub is located.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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E.	Customer Obligations – Service Not To Be Resold. While Customer can resell Internet connectivity, Customer cannot resell the Internet Dedicated Service in its entirety to another person or entity without the express prior written consent of Verizon. If Customer resells Internet Connectivity to end users, Customer is responsible for: (i) providing the first point of contact for end user support inquiries; (ii) providing software fulfillment to end users; (iii) running its own primary and secondary domain name service DNS for end users; (iv) registering end users’ domain names; (v) using BGP routing to the Verizon Network, if requested by Verizon; (vi) collecting route additions and changes, and providing them to Verizon; and (vii) registering with the appropriate agency all IP addresses provided by Verizon to Customer that are allocated to end users.

F.	Burstable Downgrade. Customer may downgrade to a lower Burstable Service level if Customer’s Measured Use Level is at or below such Burstable Service lever for at least two consecutive months and Customer thereafter requests the downgrade in writing.

G.	Burstable Select Upgrades/Downgrades. Customer may charge (upgrade or downgrade) its Burstable Select Service Level once within a given Calendar month, by requesting the same in writing. The new Service Level and applicable charges will take effect on the first day after the end of the billing cycle during which the written request is received.

H.	Term/Early Termination. The “Service Activation Date” for an Internet Dedicated Service ordered hereunder will be the date the Internet Dedicated Service is available to route IP packets at Customer’s site. The term of any Internet Dedicated Service ordered hereunder shall commence upon the Service Activation Date and will automatically renew, expire and terminate according to the terms of the Agreement. Notwithstanding the above, the minimum Service Term for Internet Dedicated OC-3, OC-12, OC-48, Ethernet, Fast Ethernet and/or GigE Service is one year, and if the Agreement terminates or expires prior to the termination of this Service Attachment, this Service Attachment with respect to Internet Dedicated OC-3, OC-12, OC-48, Ethernet, Fast Ethernet and/or GigE Service shall continue in full force and effect under the terms and conditions of the Agreement for the longer of the minimum Service Term or the Service Term otherwise agreed to by Customer. If Customer terminates Internet Dedicated OC-3, OC-12, OC-48, Ethernet, Fast Ethernet and/or GigE Service before the end of the one-year minimum Service Term (or longer committed Service Term) for reasons other than Customer’s termination for Cause, Customer will pay an amount equal to [ * ] multiplied by the [ * ] (“Internet Dedicated Early Termination Charges”).

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

15

EIGHTH AMENDMENT TO THE

VERIZON SERVICE AGREEMENT

This amendment to the Verizon Service Agreement (“Eighth Amendment”) is entered into as of the dates set forth below, by and between Danger, Inc. (“Customer”) and Verizon Business Financial Management Corporation or Verizon Business Network Services, Inc., as applicable, on behalf of MCI Communications Services, Inc. d/b/a Verizon Business Services, and applicable MCI Legacy Companies (individually and collectively “Verizon”). Provided that this Eighth Amendment is executed by Verizon, the rates, charges and discounts contained herein shall be effective on the first (1st) day of the second (2nd) billing cycle following Customer’s signature and delivery of this Eighth Amendment to Verizon (“Eighth Amendment Effective Date”).

WITNESSETH:

WHEREAS, Customer and Verizon entered into the Verizon Global Services Agreement executed by Verizon on October 8, 2004 (“Original Agreement”) with respect to certain services to be provided to Customer by Verizon, as more particularly described therein, as amended by that certain First Amendment, executed by Customer on March 28, 2005, by that certain Second Amendment, executed by Customer on June 30, 2005, by that certain Third Amendment, executed by Customer on June 26, 2005, by that certain Fourth Amendment, executed by Customer on October 14, 2005, by that certain Fifth Amendment, executed by Customer on August 18, 2006, by that certain Sixth Amendment, executed by Customer on September 21, 2006 and by that certain Seventh Amendment, executed by Customer on September 28, 2006 (collectively, the Original Agreement and all amendments shall be referred to as the “Agreement”);

WHEREAS, Customer and Verizon wish to amend the Agreement to reflect certain changes.

NOW, THEREFORE, in consideration of the premises, the terms and conditions stated herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

69.	Special Pricing Attachment. The “Data Center Net Customized Net Pricing” section of the Special Pricing Attachment to the Agreement is hereby amended by adding the following new sections thereto.

7.	Cable Ladder Install. In lieu of any other rates or discounts, Customer will pay a non recurring charge of $[ * ] for the cable ladder install described below:

Facility: [ * ]. Verizon will install 12” cable ladder run across each of the following rows: 25.x, 26.x, 27.x, 28.x, and 29.x and in row 30.x an 18” cable ladder should run across this lineup and an 18” cable ladder run perpendicular to the rows along columns x.14, x.17, x.18, and x.21 to create cross aisle paths.

70.	Definitions: All capitalized terms used herein and not expressly defined herein shall have the respective meanings given to such terms in the Agreement.

71.	Acceptance Deadline: Pricing and/or promotional benefits in this Eighth Amendment may not be available if it is signed and delivered to Verizon after December 29, 2006. Any and all prior offers made to Customer, whether oral or written, shall be superseded by this offer.

IN WITNESS HEREOF, Verizon and Customer have caused this Eighth Amendment to be duly executed by their authorized representatives as of the dates set forth below, effective as of the Eighth Amendment Effective Date.

Danger, Inc.		Verizon Business Financial Management Corporation or Verizon Business Network Services, Inc., as applicable

By:	/s/ Henry R. Nothhaft	By:	/s/ Suleiman Hessami
Name:	Hank Nothhaft	Name:	Suleiman Hessami
Title:	Chairman, CEO and COB	Title:	Vice President, Pricing and Contract Management
Date:	1/2/07	Date:	1/2/07

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

DANGER INC.

PURCHASE REQUISITION FORM

[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

NINTH AMENDMENT TO THE

MCI SERVICE AGREEMENT

This amendment to the MCI Service Agreement (“Ninth Amendment”) is entered into as of the dates set forth below, by and between Danger, Inc. (“Customer”) and Verizon Business Network Services, Inc. on behalf of MCI Communications Services, Inc. d/b/a Verizon Business Services, and applicable MCI Legacy Companies (individually and collectively “Verizon”). Provided that this Ninth Amendment is executed by Verizon, the rates, charges and discounts contained herein will be effective on the first (1st) day of the second (2nd) billing cycle flowing Customer’s signature and delivery of this Ninth Amendment to Verizon (“Ninth Amendment Effective Date”).

WITNESSETH:

WHEREAS, Customer and Verizon entered into the MCI Service Agreement executed by Customer on October 8, 2004 (“Original Agreement”) with respect to certain services to be provided to Customer by Verizon, as more particularly described therein, and as amended by that certain First Amendment executed by Customer on March 28, 2006, as amended by that certain Second Amendment executed by Customer on June 30, 2005, as amended by that certain Third Amendment executed by Customer on June 28, 2006, as amended by that certain Fourth Amendment executed by Customer on October 14, 2005, as amended by that certain Fifth Amendment executed by Customer on August 18, 2006, as amended by that certain Sixth Amendment executed by Customer on September 21, 2006, as amended by that certain Seventh Amendment executed by Customer on September 28, 2006, and as amended by that certain Eighth Amendment executed by Customer on January 10, 2007 (collectively, the Original Agreement and all amendments shall be referred to as the “Agreement”);

WHEREAS, Customer and Verizon wish to amend the Agreement to reflect certain changes.

NOW, THEREFORE, in consideration of the premises, the terms and conditions stated herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

72.	Internet Dedicated Service. Section II (“Special Pricing”) of Schedule 3 (“Internet Dedicated Service Attachment”), added to the Agreement in the Seventh Amendment, to the Agreement is amended as follows:

(a) Subsection A is deleted and restated as follows:

A. Internet Dedicated Burstable Select GigE Service and Internet Dedicated Burstable Select GigE Service (Port Only). In lieu of all other discounts and promotions, including those set forth herein, Customer will receive the following fixed discounts off the monthly recurring charges and overage per Mbps set forth herein for Internet Dedicated Burstable Select GigE Service and Internet Dedicated Burstable Select GigE Service (Port Only), based on the service types set forth below. Access is not eligible for these discounts and is additional.

Internet Dedicated Burstable Select GigE Service Type	Discount off MRC and Overage Per Mbps
75 Mbps	[	* ]%
100 Mbps	[	* ]%
150 Mbps	[	* ]%
200 Mbps	[	* ]%
250 Mbps	[	* ]%
300 Mbps	[	* ]%
400 Mbps	[	* ]%
500 Mbps	[	* ]%
600 Mbps	[	* ]%
750 Mbps	[	* ]%

Internet Dedicated Burstable Select GigE Service (Port Only) Type	Discount off MRC and Overage Per Mbps
75 Mbps	[	* ]%
100 Mbps	[	* ]%
150 Mbps	[	* ]%
200 Mbps	[	* ]%
250 Mbps	[	* ]%
300 Mbps	[	* ]%
400 Mbps	[	* ]%
500 Mbps	[	* ]%
600 Mbps	[	* ]%
750 Mbps	[	* ]%

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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(b) The following new section is added:

B. Internet Dedicated GigE Service; Shadow GigE. In lieu of all other rates, discounts and promotions, including those set forth herein, Customer will pay the monthly recurring charge set forth below less a [ * ] percent ([ * ]%) discount for Internet Dedicated GigE Service-Shadow GigE only. This discount does not apply to charges for Access Service.

Internet Dedicated Service Type	MRC
Shadow GigE	$	[	* ]

73.	Data Center Service. The “Data Center Custom Net Pricing” section of the Special Pricing Attachment to the Agreement is hereby amended by adding the following new Subsection:

8. Cat6 Cable. In lieu of any other rates, discounts or promotions for one (1) Cat6 cable, Customer will pay an installation fee of [ * ] Dollars ($[ * ]).

74.	Definitions. All capitalized terms used herein and not expressly defined herein shall have the respective meanings given to such terms in the Agreement.

75.	Acceptance Deadline. Pricing and/or promotional benefits in this Ninth Amendment may not be available if it is signed and delivered to Verizon after February 28, 2007. Any and all prior offers made to Customer, whether oral or written, shall be superseded by this offer.

IN WITNESS WHEREOF, Verizon and Customer have caused this Ninth Amendment to be duly executed by their authorized representatives as of the dates set forth below, effective as of the Ninth Amendment Effective Date.

DANGER, INC.		VERIZON BUSINESS NETWORK SERVICES, INC.

By:	/s/ Henry R. Nothhaft	By:	/s/ Suleiman Hessami
Name:	Henry R. Nothhaft	Name:	Suleiman Hessami
Title:	Chairman and CEO	Title:	VP Pricing/Contract Management
Date:	2/23/07	Date:	2 - 28 - 07

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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